As filed with the Securities and Exchange Commission on October 28, 1998
                                                            File Nos. 033-81754
                                                                       811-8646

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM N-1A

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Post-Effective Amendment No. 12
                                         and

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                   Amendment No. 15

                              JURIKA & VOYLES FUND GROUP
                (Exact Name of Registrant as Specified in its Charter)

                           1999 Harrison Street, Suite 700
                              Oakland, California 94612
                       (Address of Principal Executive Office)

                                    (800) 852-1991
                 (Registrant's Telephone Number, Including Area Code)

                                    KARL O. MILLS
                           1999 Harrison Street, Suite 700
                              Oakland, California 94612
                       (Name and Address of Agent for Service)
                              _________________________
                    Approximate Date of Proposed Public Offering:
               As soon as practicable after the effective date hereof.

               It is proposed that this filing will become effective:
          ___  immediately upon filing pursuant to Rule 485(b)
          X__  on October 28, 1998, pursuant to Rule 485(b)
          ___  60 days after filing pursuant to Rule 485(a)
          ___  on _______________, pursuant to Rule 485(a)



                        Please Send Copy of Communications to:

                                DAVID A. HEARTH, ESQ.
                        Paul, Hastings, Janofsky & Walker LLP
                          345 California Street, 29th Floor
                           San Francisco, California  94104
                                    (415) 835-1600

                              JURIKA & VOYLES FUND GROUP

                          CONTENTS OF REGISTRATION STATEMENT

This registration statement contains the following documents:

     Facing Sheet

     Contents of Registration Statement

     Cross-Reference sheets for Jurika & Voyles Fund Group

     PART A
     Combined Prospectus for Jurika & Voyles Fund Group

          Jurika & Voyles Mini-Cap Fund
          Jurika & Voyles Value+Growth Fund
          Jurika & Voyles Balanced Fund


     PART B
     Combined Statement of Additional Information for Jurika & Voyles Fund Group

          Jurika & Voyles Mini-Cap Fund
          Jurika & Voyles Value+Growth Fund
          Jurika & Voyles Balanced Fund


     PART C
     Other Information
     Signature Page
     Exhibits

                              JURIKA & VOYLES FUND GROUP

                                CROSS REFERENCE SHEETS

                                      FORM N-1A

                      PART A: INFORMATION REQUIRED IN PROSPECTUS
                 (COMBINED PROSPECTUS FOR JURIKA & VOYLES FUND GROUP)
                            Jurika & Voyles Mini-Cap Fund
                          Jurika & Voyles Value+Growth Fund
                            Jurika & Voyles Balanced Fund

                                   LOCATION IN THE
N-1A                               REGISTRATION STATEMENT
ITEM NO.  ITEM                     BY HEADING
--------  ----                     ----------------------

1.        Cover Page               Cover Page

2.        Synopsis                 "Summary of Expenses and Example"and
                                   "Prospectus Summary"

3.        Condensed Financial      Not Applicable
          Information

4.        General Description      Cover Page, "Prospectus Summary,"
          of Registrant            "Investment Objectives and Policies," "Risk
                                   Considerations," "Portfolio Securities,
                                   Investment Techniques and Risks" and "General
                                   Information"

5.        Management of            "Adviser Investment Returns," "Investment
          the Fund                 Objectives and Policies," "Organization and
                                   Management" and "Purchasing Shares"

5A.       Management's Discussion  Not Applicable
          of Fund Performance

6.        Capital Stock and        "Organization and Management," "Dividends,
          Other Securities         Distributions and Tax Status" and "General
                                   Information"

7.        Purchase of Securities   "Purchasing Shares," "Exchange of Shares,"
          Being Offered            "SellingShares (Redemptions)," "Shareholder
                                   Services" and "Share Price Calculation"

8.        Redemption or            "Selling Shares (Redemptions)"
          Repurchase               and "General Information"

9.        Pending Legal            Not Applicable
          Proceedings

                           PART B: INFORMATION REQUIRED IN
                         STATEMENT OF ADDITIONAL INFORMATION
 (COMBINED STATEMENT OF ADDITIONAL INFORMATION FOR JURIKA & VOYLES FUND GROUP)
                          Jurika & Voyles Value+Growth Fund
                          Jurika & Voyles Value+Growth Fund
                          Jurika & Voyles Value+Growth Fund

                                   LOCATION IN THE
N-1A                               REGISTRATION STATEMENT
ITEM NO.  ITEM                     BY HEADING
--------  ----                ----------------------
10.       Cover Page               Cover Page

11.       Table of Contents        Table of Contents

12.       General Information      Cover Page and "Additional Information"
          and History

13.       Investment Objectives    "Investment Objectives and Policies" and "The
                                   Funds' Investment Limitations"

14.       Management of the        "Management of the Funds"
          Registrant

15.       Control Persons and      "Management of the Funds" and "Additional
          Principal Holders of     Information"
          Securities

16.       Investment Advisory      "Management of the Funds," "The Funds'
          and Other Services       Administrator," "The Funds' Distributor" and
                                   "Transfer Agent and Custodian"

17.       Brokerage Allocation     "Management of the Funds"

18.       Capital Stock and        "Additional Information"
          Other Securities

19.       Purchase, Redemption     "Share Purchases and Redemptions" and "How
          and Pricing of           Net Asset Value is Determined"
          Securities Being
          Offered

20.       Tax Status               "Dividends, Distributions and Taxes"

21.       Underwriters             "The Funds' Distributor"

22.       Calculation of           "How Performance is Determined"
          Performance Data

23.       Financial Statements     Not Applicable

     [LOGO]
JURIKA & VOYLES

Prospectus

         Jurika & Voyles Fund Group
             Mini-Cap Fund
             Value+Growth Fund
             Balanced Fund

             October 28, 1998

Jurika & Voyles Fund Group
Mini-Cap Fund
Value+Growth Fund
Balanced Fund

JURIKA & VOYLES FUND GROUP (THE "TRUST") IS AN OPEN-END INVESTMENT COMPANY CONSISTING OF SEPARATE DIVERSIFIED SERIES, THREE OF WHICH ARE OFFERED THROUGH THIS PROSPECTUS (THE "FUNDS"). EACH FUND HAS ITS OWN OBJECTIVE, ASSETS AND LIABILITIES. JURIKA & VOYLES, L.P. ("JURIKA & VOYLES" OR THE "ADVISER") SERVES AS INVESTMENT ADVISER TO THE FUNDS.

THE MINI-CAP FUND seeks to maximize long-term capital appreciation. This Fund invests primarily in the common stock of quality companies having small market capitalizations that offer current value and significant future growth potential.

THE VALUE+GROWTH FUND seeks long-term capital appreciation. This Fund invests primarily in the common stock of quality companies of all market capitalizations that offer current value and significant future growth potential.

THE BALANCED FUND seeks to provide investors with a balance of long-term capital appreciation and current income. This Fund invests primarily in a diversified portfolio that combines stocks, bonds and cash-equivalent securities.

This Prospectus sets forth the basic information that prospective investors should know before investing in shares of a Fund. Investors should read this Prospectus carefully and retain it for future reference. A Statement of Additional Information dated October 28, 1998, as may be amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. You may obtain this Statement of Additional Information without charge by writing to the address or calling the number below. If you have internet access, you may view the Statement of Additional Information at the Securities and Exchange Commission's website at www.sec.gov. You may also request a copy by writing to the Public Reference Section at the SEC, 450 5(th) Street, NW, Washington, D.C. 20549-6009. The SEC charges a duplicating fee for this service.

JURIKA & VOYLES FUND GROUP
1999 HARRISON STREET, SUITE 700
OAKLAND, CALIFORNIA 94612
(800) JV-INVST

        ----------------------------------------------------------------

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                       PROSPECTUS DATED OCTOBER 28, 1998

Table of Contents

  .......................................................
 Summary of Expenses and Example                        1
  .......................................................
 Prospectus Summary                                     3
  .......................................................
 Financial Highlights                                   5
  .......................................................
 Investment Objectives and Policies                    10
    .....................................................
   The Mini-Cap Fund                                   10
    .....................................................
   The Value+Growth Fund                               11
    .....................................................
   The Balanced Fund                                   12
    .....................................................
   Additional Investment Considerations                13
  .......................................................
 Risk Considerations                                   14
  .......................................................
 Portfolio Securities, Investment                      17
 Techniques and Risks
  .......................................................
 Organization and Management                           25
  .......................................................
 Purchasing Shares                                     29
  .......................................................
 Exchange of Shares                                    32
  .......................................................
 Selling Shares (Redemptions)                          33
  .......................................................
 Shareholder Services                                  36
  .......................................................
 Share Price Calculation                               37
  .......................................................
 Dividends, Distributions and Tax Status               38
  .......................................................
 Performance Information                               40
  .......................................................
 General Information                                   42

Summary of Expenses

This table is designed to help you understand the costs of investing in shares of a Fund. These are the estimated expenses of each Fund for the current fiscal year. Although not required to do so, the Adviser has agreed to reimburse each Fund in the current fiscal year to the extent necessary so that its ratio of total operating expenses to average net assets will not exceed the following levels: Mini-Cap Fund -- 1.50%*; Value+Growth Fund -- 1.25%*; and Balanced Fund -- 0.95%*.

                                             MINI-CAP   VALUE+GROWTH       BALANCED
                                                 FUND           FUND           FUND
                                           -----------  ---------------  -----------
SHAREHOLDER TRANSACTION EXPENSES
 (AS A PERCENTAGE OF OFFERING PRICE)
  Maximum sales charge on purchases              None           None           None
  Sales charge on reinvested dividends           None           None           None
  Redemption fee+                                1.00%          1.00%          1.00%
  Exchange fee+                                  1.00%          1.00%          1.00%
TOTAL ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management fees                                1.00%          0.85%          0.70%
  Service fees                                   0.25%          0.25%          0.15%
  12b-1 expenses                                 None           None           None
  Other expenses after expense
   reimbursement                                 0.25%          0.15%          0.10%
                                           -----------        ------     -----------
  Total operating expenses after expense
   reimbursement                                 1.50%*         1.25%*         0.95%*

* FOR THE FISCAL PERIOD ENDED JUNE 30, 1998, THE RATIOS OF TOTAL OPERATING EXPENSES TO AVERAGE NET ASSETS FOR EACH FUND BEFORE THE ADVISER'S VOLUNTARY REIMBURSEMENT WERE AS FOLLOWS: MINI-CAP FUND 1.55%; VALUE+GROWTH FUND 1.48%; AND BALANCED FUND 1.37%. IN SUBSEQUENT YEARS, OVERALL OPERATING EXPENSES FOR SHARES OF EACH FUND MAY NOT FALL BELOW THE APPLICABLE PERCENTAGE LIMITATION UNTIL THE ADVISER HAS BEEN FULLY REIMBURSED FOR FEES FOREGONE OR EXPENSES PAID BY IT UNDER THE MANAGEMENT AGREEMENT. EACH FUND WILL REIMBURSE THE ADVISER IN THE THREE FOLLOWING YEARS IF OPERATING EXPENSES (BEFORE REIMBURSEMENT) ARE LESS THAN THE APPLICABLE PERCENTAGE LIMITATION CHARGED TO THE FUND.

+ THERE IS A REDEMPTION FEE EQUAL TO 1.00% OF THE PROCEEDS FROM ANY REDEMPTION
  OR EXCHANGE OF SHARES HELD FOR FEWER THAN 30 DAYS. THIS FEE WILL NOT APPLY TO CERTAIN THIRD-PARTY PROGRAMS THAT ARE UNABLE TO IMPLEMENT IT. SHAREHOLDERS WHO EFFECT REDEMPTIONS VIA WIRE TRANSFER WILL BE CHARGED A $10.00 FEE AND MAY BE REQUIRED TO PAY A THIRD-PARTY SERVICE PROVIDER CHARGE THAT WILL BE DIRECTLY DEDUCTED FROM REDEMPTION PROCEEDS.

EXAMPLE OF FUND EXPENSES
This table illustrates the net transaction and operating expenses that would be incurred by an investment in Shares of each Fund over different time periods assuming a $1,000 investment, a 5% annual return, and redemption at the end of one, three, five and ten years.
The Funds charge no redemption fees on shares held over 30 days. The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                                             MINI-CAP                        BALANCED
                                                 FUND   VALUE+GROWTH FUND        FUND
                                           -----------  -----------------  -----------
One year.................................   $      15       $      13       $      10
Three years..............................   $      47       $      40       $      30
Five years...............................   $      82       $      69       $      53
Ten years................................   $     179       $     151       $     117

THE EXAMPLE SHOWN ABOVE ASSUMES THAT THE ADVISER WILL LIMIT THE ANNUAL OPERATING EXPENSES OF SHARES OF EACH FUND TO THE TOTALS SHOWN ON THE PREVIOUS PAGE. IN ADDITION, FEDERAL REGULATIONS REQUIRE THE EXAMPLE TO ASSUME A 5% ANNUAL RETURN, BUT THE FUNDS' ACTUAL RETURNS MAY BE HIGHER OR LOWER. SEE "ORGANIZATION AND MANAGEMENT."

Prospectus Summary

INVESTMENT OBJECTIVES AND POLICIES
Each Fund has its own investment objective. See "Investment Objectives and Policies" for a full discussion of the objectives of the Mini-Cap Fund, Value+Growth Fund, and Balanced Fund. The investment objective of each Fund is fundamental and may not be changed without shareholder approval.

THE INVESTMENT ADVISER
Jurika & Voyles, founded in 1983, in Oakland, California, serves as the investment adviser to the Trust and the Funds. The Adviser currently manages approximately $5 billion of discretionary assets for various clients including corporations, pension plans, 401(k) plans, profit sharing plans, trusts and estates, foundations and charitable endowments, and high net worth individuals.

MANAGEMENT FEE
For its services, the Adviser receives a fee, accrued daily and paid monthly, at the following annual percentages of average net assets: Mini-Cap Fund -- 1.00%; Value+Growth Fund -- 0.85%; and Balanced Fund -- 0.70%.

MINIMUM PURCHASE
The minimum initial investment in each Fund is $10,000 ($250,000 for the Value+Growth Fund). Each Fund may waive the minimum for certain retirement and other employee benefit plans; for the Adviser's employees, clients and their affiliates; for advisers or financial intermediaries offering investors a program of services; or for any other person or organization deemed appropriate by the Trust.

OFFERING PRICE
Shares are offered at their net asset value without a sales charge and may be redeemed at their net asset value on any business day. See "Purchasing Shares" and "Selling Shares (Redemptions)."

DIVIDENDS AND DISTRIBUTIONS
The Mini-Cap Fund and the Value+Growth Fund intend to pay dividends and make capital distributions annually. The Balanced Fund intends to pay dividends quarterly and to make capital distributions annually.

RISK CONSIDERATIONS
Like all investments, an investment in each Fund involves certain risks. The equity and fixed income securities held by the Funds and the value of the Funds' shares will fluctuate with market and other economic conditions, so that investors' shares, when redeemed, may be worth more or less than their original cost. The Funds may invest in real estate investment trusts, mortgage-backed securities (including CMOs and REMICs), asset-backed securities, interest-only and principal-only securities, foreign securities and junk bonds. See "Risk Considerations" for a further discussion of certain risks.

ORGANIZATION
The Funds are organized as distinct series within a Delaware business trust (the "Trust"), which is registered as an open-end diversified management investment company. The Trust currently consists of four separate diversified series, each of which has its own objective, assets, liabilities and net assets.

Transfer Agent, Custodian
and Fund Accountant:
State Street Bank &
Trust Company

Auditor:
McGladrey & Pullen, LLP

Distributor:
First Fund Distributors, Inc.

Legal Counsel:
Paul, Hastings, Janofsky & Walker LLP

THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

Financial Highlights

The following information has been audited by McGladrey & Pullen, LLP, independent certified public accountants whose unqualified reports covering the fiscal periods ended June 30, 1995 through June 30, 1998, are incorporated by reference herein and appear in the annual report to shareholders. This information should be read in conjunction with the financial statements and accompanying notes thereto which appear in the annual report. Further information about the Funds' performance is included in the annual report, which may be obtained without charge by writing to the address or calling the telephone number listed on the Prospectus cover page.

                                                                              MINI-CAP FUND
                                          --------------------------------------------------
                                           07/01/97-    07/01/96-    07/01/95-    09/30/94-
                                            06/30/98     06/30/97     06/30/96   06/30/95(3)
                                          -----------  -----------  -----------  -----------
Net asset value, beginning of period       $   21.83    $   18.39    $   14.12    $   10.00
                                          -----------  -----------  -----------  -----------
Income from investment operations
Net investment income (loss)                   (0.17)       (0.01)       (0.02)        0.01
Net realized & unrealized gain on
investments                                     2.40         4.04         5.25         4.13
                                          -----------  -----------  -----------  -----------
Total from investment operations                2.23         4.03         5.23         4.14
                                          -----------  -----------  -----------  -----------
Less distributions
From net investment income                     -            -            -            (0.02)
From net realized gains                        (4.96)       (0.59)       (0.96)       -
                                          -----------  -----------  -----------  -----------
Total distributions                            (4.96)       (0.59)       (0.96)       (0.02)
                                          -----------  -----------  -----------  -----------
Net asset value, end of period             $   19.10    $   21.83    $   18.39    $   14.12
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------
Total return(2)                                10.29%       22.45%       38.46%       41.47%
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------
Net assets at end of period (in 000's)     $  90,870    $ 123,053    $  92,697    $  10,397
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------
Ratio of expenses to average net
assets(1)                                       1.50%        1.50%        1.50%        1.50%*
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------
Ratio of net investment income (loss) to
average net assets                            (0.59% )      (0.08 )%      (0.35 )%       0.04%*
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------
Portfolio turnover rate                       168.74%      304.88%      214.71%      102.85%
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------

* ANNUALIZED

1 NET OF EXPENSE REIMBURSEMENTS. THE ANNUALIZED RATIO OF TOTAL OPERATING
  EXPENSES TO AVERAGE NET ASSETS BEFORE EXPENSE REIMBURSEMENTS WOULD HAVE BEEN 1.55%, 1.39%, 1.74% AND 4.99% FOR THE PERIODS ENDED JUNE 30, 1998, 97, 96 AND
  95.

2 NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

3 FUND COMMENCED OPERATIONS ON SEPTEMBER 30, 1994.

                                                                          VALUE+GROWTH FUND
                                          --------------------------------------------------
                                           07/01/97-    07/01/96-    07/01/95-    09/30/94-
                                            06/30/98     06/30/97     06/30/96   06/30/95(3)
                                          -----------  -----------  -----------  -----------
Net asset value, beginning of period       $   16.27    $   13.69    $   12.82    $   10.00
                                          -----------  -----------  -----------  -----------
Income from investment operations
Net investment income                           0.01         0.10         0.11         0.05
Net realized & unrealized gain on
investments                                     1.77         4.03         1.40         2.79
                                          -----------  -----------  -----------  -----------
Total from investment operations                1.78         4.13         1.51         2.84
                                          -----------  -----------  -----------  -----------
Less distributions
From net investment income                     (0.04)       (0.10)       (0.13)       (0.02)
From net realized gains                        (1.81)       (1.45)       (0.51)       -
                                          -----------  -----------  -----------  -----------
Total distributions                            (1.85)       (1.55)       (0.64)       (0.02)
                                          -----------  -----------  -----------  -----------
Net asset value, end of period             $   16.20    $   16.27    $   13.69    $   12.82
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------
Total return(2)                                11.54%       32.38%       12.11%       28.43%
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------
Net assets at end of period (in 000's)     $  47,399    $  23,994    $  21,256    $  12,989
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------
Ratio of expenses to average net
assets(1)                                       1.25%        1.26%        1.35%        1.35%*
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------
Ratio of net investment income to
average net assets                              0.09%        0.45%        0.78%        1.18%*
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------
Portfolio turnover rate                        60.51%      160.13%      101.05%       31.64%
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------

* ANNUALIZED

1 NET OF EXPENSE REIMBURSEMENTS. THE ANNUALIZED RATIO OF TOTAL OPERATING
  EXPENSES TO AVERAGE NET ASSETS BEFORE EXPENSE REIMBURSEMENTS WOULD HAVE BEEN 1.48%, 2.11%, 2.12% AND 5.21% FOR THE PERIODS ENDED JUNE 30, 1998, 97, 96 AND
  95.

2 NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

3 FUND COMMENCED OPERATIONS ON SEPTEMBER 30, 1994.

                                                                              BALANCED FUND
                                          --------------------------------------------------
                                           07/01/97-    07/01/96-    07/01/95-    10/01/94-
                                            06/30/98     06/30/97     06/30/96     06/30/95
                                          -----------  -----------  -----------  -----------
Net asset value, beginning of period       $   16.07    $   14.69    $   13.96    $   12.41
                                          -----------  -----------  -----------  -----------
Income from investment operations
Net investment income                           0.31         0.38         0.43         0.24
Net realized & unrealized gain on
 investments                                    1.05         2.78         1.27         1.59
                                          -----------  -----------  -----------  -----------
Total from investment operations                1.36         3.16         1.70         1.83
                                          -----------  -----------  -----------  -----------
Less distributions
From net investment income                     (0.32)       (0.37)       (0.43)       (0.24)
From net realized gains                        (1.67)       (1.41)       (0.54)       (0.04)
                                          -----------  -----------  -----------  -----------
Total distributions                            (1.99)       (1.78)       (0.97)       (0.28)
                                          -----------  -----------  -----------  -----------
Net asset value, end of period             $   15.44    $   16.07    $   14.69    $   13.96
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------
Total return(3)                                 8.96%       23.12%       12.56%       14.98%
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------
Net assets at end of period (in 000's)     $  66,681    $  63,398    $  46,979    $  38,836
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------
Ratio of expenses to average net
 assets(2)                                      1.00%        1.26%        1.35%        1.33%*
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------
Ratio of net investment income to
 average net assets                             1.99%        2.62%        2.98%        2.51%*
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------
Portfolio turnover rate                        83.27%       91.90%       69.11%       54.02%
                                          -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------

* ANNUALIZED

1 FUND COMMENCED OPERATIONS ON MARCH 9, 1992.

2 NET OF EXPENSE REIMBURSEMENTS. THE ANNUALIZED RATIO OF TOTAL OPERATING
  EXPENSES TO AVERAGE NET ASSETS BEFORE EXPENSE REIMBURSEMENTS WOULD HAVE BEEN 1.37%, 1.31%, 1.49% AND 1.42% FOR THE PERIODS ENDED JUNE 30, 1998, 97, 96 AND
  95.

3 NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

NOTE: INFORMATION FOR FISCAL PERIODS OF THE BALANCED FUND ENDING ON SEPTEMBER 30, 1994, OCTOBER 31, 1993 AND OCTOBER 31, 1992 WAS AUDITED BY OTHER INDEPENDENT ACCOUNTANTS WHOSE REPORT IS NOT INCLUDED HEREIN.

                                                                           BALANCED FUND
                                                    -------------------------------------
                                                     11/01/93-    11/01/92-    03/09/92-
                                                      09/30/94     10/31/93   10/31/92(1)
                                                    -----------  -----------  -----------
Net asset value, beginning of period                 $   12.82    $   10.84    $   10.00
                                                    -----------  -----------  -----------
Income from investment operations
Net investment income                                     0.16         0.16         0.11
Net realized & unrealized gain on investments             0.05         1.98         0.83
                                                    -----------  -----------  -----------
Total from investment operations                          0.21         2.14         0.94
                                                    -----------  -----------  -----------
Less distributions
From net investment income                               (0.18)       (0.16)       (0.10)
From net realized gains                                  (0.44)       -            -
                                                    -----------  -----------  -----------
Total distributions                                      (0.62)       (0.16)       (0.10)
                                                    -----------  -----------  -----------
Net asset value, end of period                       $   12.41    $   12.82    $   10.84
                                                    -----------  -----------  -----------
                                                    -----------  -----------  -----------
Total return(3)                                           3.66%       19.83%        9.42%
                                                    -----------  -----------  -----------
                                                    -----------  -----------  -----------
Net assets at end of period (in 000's)               $  34,659    $  20,931    $   6,008
                                                    -----------  -----------  -----------
                                                    -----------  -----------  -----------
Ratio of expenses to average net assets                   1.63%*       1.47%        1.50%*
                                                    -----------  -----------  -----------
                                                    -----------  -----------  -----------
Ratio of net investment income to average net
 assets(2)                                                1.77%*       1.51%        1.93%*
                                                    -----------  -----------  -----------
                                                    -----------  -----------  -----------
Portfolio turnover rate                                  60.90%       44.12%       20.00%
                                                    -----------  -----------  -----------
                                                    -----------  -----------  -----------

* ANNUALIZED

1 FUND COMMENCED OPERATIONS ON MARCH 9, 1992.

3 NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

NOTE: INFORMATION FOR FISCAL PERIODS OF THE BALANCED FUND ENDING ON SEPTEMBER 30, 1994, OCTOBER 31, 1993 AND OCTOBER 31, 1992 WAS AUDITED BY OTHER INDEPENDENT ACCOUNTANTS WHOSE REPORT IS NOT INCLUDED HEREIN.

Investment Objectives and Policies

The investment objective and policies of each Fund are described below. The investment objective of each Fund is fundamental and may not be changed without shareholder approval. In addition, each of the Funds may make use of certain types of investments and investing techniques that are described under the caption "Portfolio Securities, Investment Techniques and Risks." The value of the Funds' investments will fluctuate with market and other economic conditions.

THE MINI-CAP FUND
The Fund seeks to maximize long-term capital appreciation. The Fund invests primarily in the common stock of quality companies having small market capitalizations that offer current value and significant future growth potential.

The Fund will invest at least 65% of its total assets in the common stock of small-capitalization companies, having market capitalizations smaller than the 1,000 largest companies included in the Russell 3000 Index as reported monthly (the smallest of those 1,000 being approximately $1.1 billion as of September 30, 1998). The Fund typically expects that at least 80% of its equity holdings will fall within this capitalization range, and that its median and weighted average market capitalization will remain less than $1 billion.

The Fund may continue to hold its investment in a company whose capitalization subsequently grows above the relevant range if the company continues to satisfy the other investment policies of the Fund.

The Fund seeks value in quality companies that generally offer higher earnings growth rates and sell at lower valuation levels than relevant benchmarks. Quality companies possess some or all of the following characteristics: significant potential for future growth in earnings; a strong competitive advantage; a clearly defined business focus; strong financial health; and management ownership.

Jurika & Voyles places heavy emphasis on in-house research, which includes personal contacts, site visits and meetings with company management.

The securities of smaller-sized companies may present greater opportunities for capital appreciation, but may also involve greater risks. These securities have the characteristics and risks described under the caption "Risk Considerations."

The Fund invests primarily in common stocks, but also may invest in other equity securities including convertible preferred stocks, convertible debt securities, real estate investment trusts ("REITs") and warrants. A warrant represents a right to acquire other equity securities, often for consideration and subject to certain conditions. In addition, the Fund may invest up to 25% of its total assets in foreign securities such as U.S. dollar-denominated securities of foreign issuers and American Depositary Receipts ("ADRs"), but will limit its investments in any one foreign country to 5% of its total assets. As part of this, the Fund may invest up to 5% of its net assets in securities denominated in foreign currencies. See "Risk Considerations."

For a description of cash-equivalent securities in which the Fund may invest, U.S. Government securities, repurchase agreements, securities lending and other investments and techniques the Fund may use, see "Portfolio Securities, Investment Techniques and Risks."

THE VALUE+GROWTH FUND
The Value+Growth Fund seeks long-term capital appreciation. The Fund invests primarily in the common stock of quality companies of all market capitalizations that offer current value and significant future growth potential.

The Fund will invest at least 65% of its total assets in the common stock of mid- and large-capitalization companies, having market capitalizations within the range of the 1,000 largest companies included in the Russell 3000 Index as reported monthly (the smallest of those 1,000 being approximately $1.1 billion as of September 30, 1998). The Fund typically expects that at least 80% of its equity holdings will fall within this capitalization range. The average and median market capitalizations will fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities.

The Fund seeks value in quality companies that generally offer higher earnings growth rates and sell at lower valuation levels than relevant benchmarks. Quality companies possess some or all of the following characteristics: significant potential for future growth in earnings, a strong competitive advantage, a clearly defined business focus, strong financial health, and management ownership.

Jurika & Voyles places heavy emphasis on in-house research, which includes personal contacts, site visits and meetings with company management.

The Fund may hold equity securities of companies with smaller market capitalizations. These securities have the characteristics and risks described under the caption "Risk Considerations."

The Fund invests primarily in common stocks, but also may invest in other equity securities including convertible preferred stocks, convertible debt securities, real estate investment trusts ("REITs") and warrants. A warrant represents a right to acquire other equity securities, often for consideration and subject to certain conditions. In addition, the Fund may invest up to 25% of its total assets in foreign securities such as U.S. dollar-denominated securities of foreign issuers and ADRs, but will limit its investments in any one foreign country to 5% of its total assets. As part of this, the Fund may invest up to 5% of its net assets in securities denominated in foreign currencies. See "Portfolio Securities, Investment Techniques and Risks" and "Risk Considerations."

For a description of cash-equivalent securities in which the Fund may invest, U.S. Government securities, repurchase agreements, securities lending and other investments and techniques the Fund may use, see "Portfolio Securities, Investment Techniques and Risks."

THE BALANCED FUND
The Balanced Fund's objective is to provide investors with a balance of long-term capital appreciation and current income. The Fund seeks to achieve this objective with less volatility and risk than that of the broad stock market by investing primarily in a diversified portfolio that combines stocks, bonds and cash-equivalent securities.

Equity securities normally will constitute from 40% to 70% of the Fund's total assets. The Fund will invest at least 25% of its total assets in fixed-income debt securities. Cash-equivalent securities normally will constitute from 0% to 35% of the Fund's total assets. The Adviser will shift the balance between equity, debt and cash-equivalent securities based on economic conditions, the current interest rate environment and the availability of specific investment opportunities consistent with the Fund's objective.

At least 65% of the Fund's equity investments will be in the common stock of mid- and large-capitalization companies, having market capitalizations within the range of the 1,000 largest companies included in the Russell 3000 Index as reported monthly (the smallest of those 1,000 being approximately $1.1 billion as of September 30, 1998). The fund typically expects that at least 80% of its equity holdings will fall within this capitalization range. The average and median market capitalizations will fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities.

The Fund seeks value in quality companies that generally offer higher earnings growth rates and sell at lower valuation levels than relevant benchmarks. Quality companies which possess some or all of the following characteristics: significant potential for future growth in earnings; a strong competitive advantage; a clearly defined business focus; strong financial health; and management ownership.

Jurika & Voyles places heavy emphasis on in-house research, which includes personal contacts, site visits, and meetings with company management.

The Fund may hold securities of companies with smaller market capitalizations. These securities have the characteristics and risks described under the caption "Risk Considerations."

The Fund invests primarily in common stocks and debt securities, but also may invest in convertible preferred stocks, convertible debt securities, real estate investment trusts ("REITs") and warrants. A warrant represents a right to acquire other equity securities, often for consideration and subject to certain conditions. In addition, the Fund may invest up to 25% of its total assets in foreign securities such as U.S. dollar-denominated securities of foreign issuers and ADRs, but will limit its investments in any one foreign country to 5% of its net assets. As part of this, the Fund may invest up to 5% of its total assets in securities denominated in foreign currencies. See "Risk Considerations."

The Fund may invest up to 25% of its total assets in debt securities (and convertible debt securities) rated below investment grade, sometimes referred to as "high-yield," "high-risk" or "junk" bonds. Debt securities may include bonds, notes, convertible bonds, mortgage-backed and asset-backed securities (including CMOs and REMICs) and other types. See "Portfolio Securities, Investment Techniques and Risks." See "Risk Considerations" for a discussion of the characteristics of the debt securities in which the Fund may invest.

For a description of cash-equivalent securities in which the Fund may invest, U.S. Government securities, repurchase agreements, securities lending and other investments and techniques the Fund may use, see "Portfolio Securities, Investment Techniques and Risks."

ADDITIONAL INVESTMENT CONSIDERATIONS
The Adviser supports its selection of individual securities through intensive research and pursues qualitative and quantitative disciplines to determine when securities should be purchased and sold. In unusual circumstances, economic, monetary and other factors may cause the Adviser to assume a temporary, defensive position during which all or a substantial portion of each Fund's assets may be invested in cash and short-term instruments. The Funds also may lend securities and use repurchase agreements. For more information on these investments, see "Portfolio Securities, Investment Techniques and Risks" on page 17.

Risk Considerations

PRICE FLUCTUATION. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of debt securities changes as interest rates fluctuate. The value of securities, such as warrants or convertible debt, exercisable for or convertible into equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of securities in which a Fund invests will cause the net asset value of that Fund to fluctuate. An investment in a Fund, therefore, may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

SMALL COMPANIES. Smaller companies present greater opportunities for capital appreciation, but may also involve greater risks than larger companies. Although smaller companies can benefit from the development of new products and services, they also may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than the securities of larger, more mature companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of the securities of other issuers.

DEBT SECURITIES. Debt securities held by the Funds may be subject to several types of investment risk. Market or interest rate risk relates to the change in market value caused by fluctuations in prevailing interest rates, while credit risk relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Such an event would require a Fund to invest the resulting proceeds elsewhere, at generally lower interest rates, which could cause fluctuations in a Fund's net income. A Fund also may be exposed to event risk, which is the possibility that corporate debt securities held by a Fund may suffer a substantial decline in credit quality and market value due to a corporate restructuring.

The value of debt securities will normally increase in periods of falling interest rates; conversely, the value of these instruments will normally decline in periods of rising interest rates. Generally, the longer the remaining maturity of a debt security, the greater the effect of interest rate changes on its market value. In an effort to maximize income consistent with its investment objective, the Balanced Fund may, at times, change the average maturity of its investment portfolio. This can be done by investing a larger portion of assets in relatively longer term obligations when periods of declining interest rates are anticipated and, conversely, emphasizing shorter and intermediate term maturities when a rise in interest rates is indicated. See "Portfolio Securities, Investment Techniques and Risks."

INVESTMENT GRADE DEBT SECURITIES. Investment grade debt securities include those rated at least Baa3 by Moody's Investors Services, Inc. ("Moody's") or BBB- by Standard & Poor's Corporation ("S&P") or, if unrated, deemed to be of equivalent quality as determined by the Adviser. Debt securities in this lowest tier of investment grade are generally regarded as having adequate capacity to pay interest and repay principal, but have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds.

BELOW INVESTMENT GRADE DEBT SECURITIES. Below investment grade securities are sometimes referred to as "high-yield," "high-risk" or "junk" bonds. The Funds will invest in debt securities rated at least B3 by Moody's or B- by S&P or, if unrated, deemed to be of equivalent quality as determined by the Adviser. These debt securities have greater speculative characteristics. Securities rated B are regarded as having a great vulnerability to default although currently having the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The ability to maintain other terms of the contract over any long period of time may be small. Junk bonds are more subject to default during periods of economic downturns or increases in interest rates and their yields will fluctuate over time. It may be more difficult to dispose of or to value junk bonds. Achievement of a Fund's investment objective may also be more dependent on the Adviser's own credit analysis to the extent a Fund's portfolio includes junk bonds.

FOREIGN SECURITIES. Foreign securities include both U.S. dollar- and foreign currency-denominated securities of foreign issuers. In most cases the Adviser will invest in foreign securities that are listed and traded on a domestic national securities exchange.

There may be less publicly available information about issuers of foreign securities than is available about companies in the U.S. and foreign auditing requirements may not be comparable to those in the U.S. Interest or dividends on foreign securities may be subject to foreign withholding taxes. Investments in foreign countries may be subject to the possibility of expropriation or confiscatory taxation, exchange controls, political or social instability or diplomatic developments that could adversely affect the value of those investments. In addition, the value of the foreign securities may be adversely affected by movements in the exchange rates between foreign currencies and the U.S. dollar, as well as other political and economic developments.

Portfolio Securities, Investment
Techniques and Risks

SHORT-TERM INVESTMENTS. As noted above, the Funds may invest in short-term cash equivalent securities either for temporary, defensive purposes or, for the Balanced Fund, as part of an overall investment strategy. These consist of high-quality debt obligations eligible to be included in money market portfolios, such as U.S. Government securities, certificates of deposit, bankers' acceptances and commercial paper. High-quality means the obligations have been rated at least A-1 by S&P or Prime-1 by Moody's, have an outstanding issue of debt securities rated at least A by S&P or Moody's, or are of comparable quality in the opinion of the Adviser.

REPURCHASE AGREEMENTS. Short-term investments also include repurchase agreements, reverse repurchase agreements and dollar roll transactions. A reverse repurchase agreement involves a sale by a Fund of a security that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by that Fund to repurchase the same security at an agreed-upon price and date. A dollar roll transaction involves a sale by a Fund of a security to a financial institution, such as a bank or broker-dealer, concurrently with an agreement by that Fund to repurchase a similar security from the institution at a later date at an agreed-upon price. In a dollar roll transaction, the Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds on the initial sale. For financial reporting and tax purposes, the Funds propose to treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. The Funds do not currently intend to enter into dollar rolls that are accounted for as a financing. All repurchase agreements, reverse repurchase agreements and dollar roll transactions will be fully collateralized with liquid high-grade debt obligations on a daily marked-to-market basis. Because those transactions depend on the performance of the other party, the Adviser will carefully assess the creditworthiness of any bank or broker-dealer involved in these transactions under procedures adopted by the Board of Trustees.

DEBT SECURITIES. The Funds' investments in debt securities include all types of domestic or U.S. dollar-denominated foreign debt securities in any proportion, including bonds, notes, convertible bonds, mortgage-backed and asset-backed securities, including collateralized mortgage obligations and real estate mortgage investment conduits, U.S. Government and U.S. Government agency securities, zero coupon bonds, and short-term obligations such as commercial paper and notes, bank deposits and other financial obligations, and longer-term repurchase agreements. Under normal circumstances, the Adviser intends, but is not obligated, to construct the portfolio with a higher proportion of corporate issues than government or government agency securities. Bonds, notes and other corporate debt instruments include obligations of varying maturities within the overall maturity range noted above over a cross section of industries.

In determining whether or not to invest in a particular debt security, the Adviser considers factors such as the price, coupon and yield to maturity, the credit quality of the issuer, the issuer's cash flow and related coverage ratios, the property, if any, securing the obligation and the terms of the debt instrument, including subordination, default, sinking fund and early redemption provisions.

Subsequent to purchase, the rating of a debt issue may be reduced below the minimum rating acceptable for purchase by a Fund. A subsequent downgrade does not require the sale of the security, but the Adviser will consider such an event in determining whether to continue to hold the obligation. The Statement of Additional Information contains a description of Moody's and S&P ratings.

REAL ESTATE INVESTMENT TRUSTS. A Fund may invest a portion of its assets (normally less than 15%) in real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. Certain REITs have relatively small capitalization, which may tend to increase the volatility of the market price of securities issued by them. Rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. In addition to these risks, to the extent that REITs directly own real property, the trust may be affected by changes in the value of the underlying property owned by the trusts or by a tenant's ability to pay rent. To the extent a REIT invests in real estate mortgages, and derives its income from interest payments, the REIT may be affected by quality of the credit extended and the borrowers' ability to repay the mortgages when due.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include direct obligations issued by the United States Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Home Loan Banks, the Federal National Mortgage Association ("FNMA"), and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the Treasury, others by discretionary authority of the U.S. Government to purchase the agencies' obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in a trust with assets consisting of a pool of domestic loans such as motor vehicle retail installment sales contracts or credit card receivables. Asset-backed securities generally are issued by governmental, government-related and private organizations. Payments typically are made monthly, consisting of both principal and interest payments. Asset-backed securities may be prepaid prior to maturity and hence the actual life of the security cannot be accurately predicted. During periods of falling interest rates, prepayments may accelerate, which would require a Fund to reinvest the proceeds at a lower interest rate. In addition, like other debt securities, the value of asset-backed securities will normally decline in periods of rising interest rates. Although generally rated AAA, it is possible that the securities could become illiquid or experience losses if guarantors or insurers default. See "Risk Considerations -- Debt Securities."

MORTGAGE-RELATED SECURITIES. Mortgage-related securities are interests in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by the borrowers. In the case of mortgage-related securities, including real estate mortgage investment conduits and collateralized mortgage obligations, prepayments of principal by mortgagors or mortgage foreclosures will affect the average life of the mortgage-related securities remaining in a Fund's portfolio. Mortgage prepayments are affected by the level of interest rates and by factors including general economic conditions, the underlying location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayments tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayments tends to increase, thereby shortening the average life of a pool of mortgages. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable duration, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. Unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium. See also "Risk Considerations -- Debt Securities."

AGENCY MORTGAGE-RELATED SECURITIES. The dominant issuers or guarantors of mortgage-related securities today are the Government National Mortgage Association ("GNMA"), FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. Government securities with comparable maturities in large measure due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes.

Collateralized mortgage obligations ("CMOs") are debt obligations issued by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, such as GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by a U.S. Government agency or instrumentality, such as FHLMC, the CMOs represent obligations solely of the CMO issuer and are not insured or guaranteed by a U.S. Government agency or instrumentality. The issuers of CMOs typically have no significant assets other than those pledged as collateral for the obligations. The Funds will not invest in any new types of collateralized mortgage obligations without prior disclosure to the shareholders. Stripped mortgage securities, which are a form of CMO, are usually structured with classes that receive different proportions of the interest and principal payments on a pool of mortgages. Sometimes, one class will receive all of the interest (the interest only or "IO" class) while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on any IO class or PO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments and prepayments on the related underlying mortgages and, in the most extreme cases, an IO class may become worthless.

The liquidity of IOs and POs that are issued by the U.S. Government or its agencies and instrumentalities and backed by fixed-rate mortgage-related securities will be determined by the Adviser under the direct supervision of the Trust's Pricing Committee and approved by the Board of Trustees, and all other IOs and POs will be deemed illiquid for purposes of the Funds' limitation on illiquid securities.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES. The Funds may invest in mortgage-related securities offered by private issuers, including pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs that are collateralized by mortgage-related securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages.

Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. Government and agency mortgage-related securities because they offer no direct or indirect governmental guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.

The Funds may purchase some mortgage-related securities through private placements without right to registration under the Securities Act of 1933, as amended. See "Illiquid and Restricted Securities".

WHEN-ISSUED SECURITIES. The Funds may purchase securities on a when-issued or delayed-delivery basis, generally in connection with an underwriting or other offering. When-issued and delayed delivery transactions occur when securities are bought with payment for and delivery of the securities scheduled to take place at a future time, beyond normal settlement dates, generally from 15 to 45 days after the transaction. Each Fund designates liquid assets in an amount sufficient to meet its payment obligations with respect to these transactions.

INVESTMENT COMPANIES. Each Fund may invest up to 10% of its total assets in shares of other investment companies. As a shareholder in another investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. In the case of a closed-end fund, shareholders would bear the expenses of both a Fund and the fund in which that Fund invests.

ILLIQUID AND RESTRICTED SECURITIES. No Fund may invest more than 15% of its net assets in illiquid securities, including (1) securities for which there is no readily available market; (2) securities which may be subject to legal restrictions (so-called "restricted securities") other than Rule 144A securities noted below; (3) repurchase agreements having more than seven days to maturity and (4) fixed time deposits subject to withdrawal penalties (other than those with a term of less than seven days). Restricted securities do not include those which meet the requirements of Rule 144A under the Securities Act of 1933, and which the Trustees have determined to be liquid based on the applicable trading markets and the availability of reliable price information.

These Rule 144A securities could have the effect of increasing a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

FUND TURNOVER. The Funds do not intend to engage in short-term trading. Under normal market conditions, the portfolio turnover rate for all Funds should be less than 100%. Please see Financial Highlights for portfolio turnover figures. Portfolio turnover in excess of 100%, increases brokerage costs incurred by a Fund and may cause recognition of gain by shareholder.

SECURITIES LENDING. Each Fund may lend its securities in an amount not exceeding 30% of its assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of fund securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies.

BORROWING. Each Fund may borrow money from banks in an aggregate amount not to exceed one-third of the value of the Fund's total assets to meet temporary or emergency purposes, and each Fund may pledge its assets in connection with such borrowings. A Fund will not purchase any securities while any such borrowings exceed 5% of that Fund's total assets (including reverse repurchase agreements and dollar roll transactions that are accounted for as financings).

The Fund aggregates reverse repurchase agreements and dollar roll transactions that are accounted for as financings with its bank borrowings for purposes of limiting borrowings to one-third of the value of the Fund's total assets. See the Statement of Additional Information for further information.

LEVERAGE. Leveraging the Funds through various forms of borrowing creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on a Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for a Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

OTHER INVESTMENT RESTRICTIONS AND TECHNIQUES. Each Fund has adopted certain other investment restrictions and uses various other investment techniques, which are described in the Statement of Additional Information. Like each Fund's investment objective, certain of these restrictions are fundamental and may be changed only by a majority vote of that Fund's outstanding shares.

Organization and Management

ORGANIZATION. The Trust is registered as an open-end diversified management investment company and was organized as a Delaware business trust on July 11, 1994. The Trust currently consists of four separate diversified series. The Trust's Board of Trustees decides on matters of general policy for all series and reviews the activities of the Adviser, Distributor and Administrator. The Trust's officers conduct and supervise the daily business operations of the Trust and each series.

THE ADVISER. The Funds' Adviser, Jurika & Voyles, is a professional investment management firm founded in 1983 by William K. Jurika and Glenn C. Voyles. As of September 30, 1998, the Adviser had discretionary management authority with respect to approximately $5 billion of assets for various clients including corporations, pension plans, 401(k) plans, profit sharing plans, trusts and estates, foundations and charitable endowments, and high net worth individuals. The principal business address of the Adviser is 1999 Harrison Street, Suite 700, Oakland, California 94612.

The Adviser is affiliated with Nvest, L.P. ("Nvest"). Nvest is a publicly traded limited partnership affiliated with Metropolitan
Life Insurance Company. Nvest is a holding company for several investment management firms including Loomis, Sayles & Company, L.P., Reich & Tang Asset Management, L.P., Copley Real Estate Advisors, Inc., Back Bay Advisors, L.P., Harris Associates, L.P., Vaughan, Nelson Scarborough & McConnell, L.P., and Westpeak Investment Advisors, L.P. Each of these investment management firms may manage investment companies. As of September 30, 1998, the group managed approximately $136 billion in investments, including approximately $38 billion of mutual fund assets.

MANAGEMENT FEE. Subject to the direction and control of the Trustees, the Adviser formulates and implements an investment program for each Fund, including determining which securities should be bought and sold. In addition to providing certain administrative services, the Adviser also provides certain of the officers of the Trust. For its services, the Adviser receives a fee, accrued daily and paid monthly, at the following annual percentages of average net assets: Mini-Cap Fund 1.00%; Value+Growth Fund 0.85%; and Balanced Fund 0.70%.

SERVICE FEE. As more fully described in the Statement of Additional Information, the Trust and the Adviser have entered into a Shareholder Services Plan pursuant to which the Adviser will provide, or arrange for others to provide, certain specified shareholder services to shareholders. As compensation for the provision of shareholder services, each Fund will pay the Adviser up to 0.25% of the average daily net assets of the Fund on an annual basis, payable monthly. The Adviser will pay certain banks, trust companies, broker-dealers, and other financial intermediaries (each, a "Participating Organization") out of the fees the Adviser receives from the Funds under the Shareholder Services Plan to the extent that the Participating Organization performs shareholder servicing functions for shares owned from time to time by customers of the Participating Organization. In certain cases, the Adviser may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Plan, to a Participating Organization for providing other administrative services to its customers who invest in shares.

Pursuant to the Shareholder Services Plan, the Adviser may also enter into special contractual arrangements with Participating Organizations that process substantial volumes of purchases and redemptions of shares for their customers. Under these arrangements, the Participating Organization will ordinarily establish an omnibus account with the Funds' Transfer Agent and will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares. A Participating Organization may charge its customers a fee, as agreed by the Participating Organization and the customer, for the services it provides. Before purchasing shares, customers of Participating Organizations should read this Prospectus in conjunction with the service agreement and other literature describing the services and related fees provided by the Participating Organization.

COMPENSATION OF OTHER PARTIES. The Adviser may in its discretion and out of its own funds compensate third parties for the sale and marketing of shares of the Funds. The Adviser also may use its own funds to sponsor seminars and educational programs on the Funds for financial intermediaries and shareholders.

MANAGERS OF THE FUNDS. The Portfolio Managers primarily responsible for the day-to-day management of the Funds are William K. Jurika and Peter Goetz for the Value+Growth Fund and the Balanced Fund, and Guy Elliffe and William K. Jurika for the Mini-Cap Fund. All Portfolio Managers manage funds in conjunction with company research provided by the Jurika & Voyles research department, and report to the Investment Committee, which has final responsibility for all Jurika & Voyles investments on behalf of its clients. Members of the Investment Committee include William Jurika, James Christensen, Karl Mills and Guy Elliffe.

Mr. Jurika has been associated with the Adviser since its founding in 1983. Mr. Goetz joined the Adviser in 1996, prior to which he spent nine years as Portfolio Manager in the Private Asset Division of Bank of America. Before joining the Adviser in 1995, Mr. Elliffe spent five years with National Mutual Funds Management, including three years as Managing Director of Equities. Mr. Elliffe has been co-managing the Mini-Cap Fund since October 1, 1997.

EXPENSE LIMITATION. Shares of each Fund are responsible for paying the pro-rata share of Fund expenses attributable to such shares. Fund expenses include legal and auditing fees, fees and expenses of its custodian, accounting services and third-party shareholder servicing agents, trustees' fees, the cost of communicating with shareholders and registration fees, as well as its other operating expenses. Although not required to do so, the Adviser has agreed to reimburse each Fund to the extent necessary so that its ratio of operating expenses to average net assets will not exceed the following levels: Mini-Cap Fund -- 1.50%; Value+Growth Fund -- 1.25%; and Balanced Fund -- 0.95%. The Adviser may terminate these reductions at any time. Any reductions made by the Adviser in its fees and any payments or reimbursement of expenses made by the Adviser which are a Fund's obligation are subject to reimbursement within the following three years by that Fund provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations described in this Prospectus and that may be imposed by regulatory authorities. The Trustees believe that the Funds may be of a sufficient size to permit the reimbursement of any such reductions or payments. A description of any such reimbursements and the amounts paid will be set forth in financial statements that are included in the Funds' annual and semi-annual reports to shareholders.

FUND TRANSACTIONS AND BROKERAGE. The Adviser considers a number of factors in determining which brokers or dealers to use for a Fund's portfolio transactions. These factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Adviser may lawfully and appropriately use in its investment management and advisory capacities. Provided a Fund receives prompt execution at competitive prices, the Adviser also may consider the sale of Fund shares by brokers as a factor in selecting those broker-dealers for the Fund's portfolio transactions. For more information, please refer to the Statement of Additional Information.

THE ADMINISTRATOR. Investment Company Administration Corporation (the "Administrator"), pursuant to an administration agreement with the Funds, supervises the overall administration of the Trust and the Funds including, among other responsibilities, the preparation and filing of all documents required for compliance by the Trust or the Funds with applicable laws and regulations, arranging for the maintenance of books and records of the Trust and the Funds, and supervision of other organizations that provide services to the Trust and the Funds. Certain officers of the Trust and the Funds may be provided by the Administrator. The Trust has agreed to pay the Administrator an annual fee of 0.10% on the first $100 million of net assets of the Trust; 0.05% on the next $150 million of net assets; 0.03% on the next $250 million of net assets; and 0.01% on assets thereafter.

MULTIPLE CLASSES. Under the Trust's charter documents, the Board of Trustees has the power to classify or reclassify any unissued shares of a Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board of Trustees of a Fund may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

Purchasing Shares

GENERAL. The Funds' shares are offered directly to the public at their respective net asset values next determined after receipt of an order by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus. There is no initial sales load in connection with the purchase of shares. The Funds' shares are offered for sale by the Funds' underwriter, First Fund Distributors, Inc.

The minimum initial investment in each Fund is $10,000 ($250,000 for the Value+Growth Fund), including investments for individual investors, individual retirement accounts ("IRAs"), SEPs, Keoghs, 401(k) and 401(a) plans and other retirement plans. Subsequent investments for all Funds must be at least $1,000. Each Fund reserves the right to vary or make exceptions to the initial and additional investment minimums. The minimum investment may be substantially less for investments through mutual fund marketplaces and networks, brokers and other financial intermediaries. The Funds reserve the right to reject any purchase or exchange order and to suspend the offering of shares of any Fund.

Purchase orders for shares of a Fund that are received by the Transfer Agent in proper form by the close of the regular session of the New York Stock Exchange
(NYSE), normally 4:00 p.m. Eastern time, will be purchased at the Fund's next determined net asset value. Orders for Fund shares received after the close of regular trading on the NYSE will be purchased at the next determined net asset value determined the business day following receipt of the order.

At the discretion of the Funds, investors may be permitted to purchase a Fund's shares by transferring securities to the Fund that meet the Fund's investment objectives and policies. Securities transferred to a Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay income tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investor's basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933; and (3) the value of any such security (except U.S. Government securities), being exchanged together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

Each Fund may accept telephone orders from brokers, financial institutions or service organizations which have been previously approved by that Fund. It is the responsibility of such brokers, financial institutions or service organizations to forward promptly purchase orders and payments to the Funds. Shares of a Fund may be purchased through brokers, financial institutions, service organizations, banks, and bank trust departments, each of which may charge the investor a transaction fee or other fee for its services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Funds.

Shares or classes of shares of each Fund may, at some point, be available through certain brokerage services that do not charge transaction fees to investors. However, the Adviser, from its own resources, may pay service fees charged by these brokers for distribution and subaccounting services with respect to Fund shares held by such brokers. Typically these fees are based on a percentage of the annual average value of these accounts.

Shareholders who invest through sponsored retirement plans should contact their program administrators responsible for transmitting all orders for the purchase, redemption or exchange of program-sponsored shares. The availability of each Fund and the procedures for investing depend on the provisions of the program and whether the program sponsor has contracted with the Fund or its transfer agent for special processing services, including sub-accounting.

PURCHASES BY MAIL. Shares of each Fund may be purchased initially by completing the application and mailing it, together with a check payable to the respective Fund, to Jurika & Voyles Fund Group, P.O. Box 9291, Boston, MA 02266-9291.

Subsequent investments in an existing account in the Funds may be made at any time by sending a check payable to the respective Fund to Jurika & Voyles Fund Group, P.O. Box 9291, Boston, MA 02266-9291.

Please enclose the stub of the account statement and include the amount of the investment, the name of the account for which the investment is to be made and the account number.

PURCHASES BY WIRE. Investors who wish to purchase shares of any of the Funds by federal funds wire should first call the Transfer Agent at (800) JV-INVST to advise the Transfer Agent that an initial investment will be made by wire and to receive an account number. Following notification to the Transfer Agent, investors must request the originating bank to transmit immediately available funds by wire to the Transfer Agent's affiliated bank as follows:

                           Jurika & Voyles Fund Group
                       State Street Bank & Trust Company
                               ABA No. 011000028
                               Acct. No. 99042665
                              FBO Jurika & Voyles
                                 [Name of Fund]
                                Shareholder Name
                                  ------------
                           Shareholder Fund Acct. No.
                                     ------

A completed application with signature(s) of the registrant(s) must be mailed to the Transfer Agent immediately following to the initial wire. Investors should be aware that banks generally impose a wire service fee. The Funds will not be responsible for the consequence of delays, including delays in the banking or Federal Reserve wire systems.

SUBSEQUENT INVESTMENTS. Once an account has been opened, subsequent purchases may be made by mail, bank wire, exchange, direct deposit or automatic investing. The minimum for subsequent investments is $1,000 for all Funds.

When making additional investments by mail, simply return the remittance portion of a previous confirmation with the investment in the envelope provided with each confirmation statement. Checks should be made payable to the particular Fund in which an investment is to be made and mailed to Jurika & Voyles Fund Group, P.O. Box 9291, Boston, MA 02266-9291. Orders to purchase shares are effective on the day the Transfer Agent receives the check or money order.

If an order, together with payment in proper form, is received by the Transfer Agent or previously approved broker or financial institution by the close of the regular session of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, shares will be purchased at each Fund's next determined net asset value. Orders for Fund shares received after the close of regular trading on the NYSE will be purchased at the net asset value determined on the business day following receipt of the order.

All cash purchases must be made in U.S. dollars, and, to avoid fees and delays, checks must be drawn only on banks located in the U.S. A charge (minimum of $20) will be imposed if any check used for the purchase of shares is returned. The Funds and the Transfer Agent each reserve the right to reject any purchase order in whole or in part.

Exchange of Shares

Shares of any of the Funds may be exchanged for shares of any of the other Funds, provided such other shares may be sold legally in the state of the investor's residence. You also may exchange your shares for shares of the Seven Seas Money Market Fund, which is not affiliated with the Trust or the Adviser, if such shares are offered in your state of residence. Prior to making such exchange you should obtain and carefully read the prospectus for the Seven Seas Money Market Fund. This exchange privilege does not constitute an offering or recommendation on the part of the Trust or the Adviser of an investment in the Seven Seas Money Market Fund.

Shares may be exchanged by: (1) written request; or (2) telephone, if special authorization has been given to the Transfer Agent in advance. Requests for telephone exchanges must be received by the Transfer Agent by the close of regular trading on the NYSE (currently 4:00 p.m. New York time) on any day that the NYSE is open for regular trading. Exchanges are subject to the minimum initial investment requirement.

The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for frequent trading in response to short-term market fluctuations. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. An exchange is treated as a redemption for federal and state income tax purposes, which may result in taxable gain or loss, and a new purchase, each at net asset value of the appropriate Fund. There is an exchange fee equal to 1.00% of the proceeds from any exchange of shares held for fewer than 30 days. This fee will not apply to certain third-party programs that are unable to implement it. This fee does not apply to exchanges out of the Seven Seas Money Market Fund. The Funds and the Transfer Agent reserve the right to limit, amend, impose charges upon, terminate or otherwise modify the exchange privilege on 60 days' prior written notice to shareholders.

Selling Shares (Redemptions)

Shareholders may redeem shares of any Fund without charge on any business day that the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined after the receipt by the Transfer Agent, broker or financial intermediary of a redemption request meeting the requirements described below. Each Fund normally sends redemption proceeds on the next business day, but in any event redemption proceeds are sent within seven calendar days of receipt of a redemption request in proper form. Payment for redemption of recently purchased shares will be delayed until the Transfer Agent has been advised that the purchase check has been honored, up to 12 calendar days from the time of receipt by the Transfer Agent. Payment may also be made by wire directly to any bank previously designated by the shareholder on a shareholder account application. There is a redemption fee equal to 1.00% of the proceeds from any redemption or exchange of shares held for fewer than 30 days. This fee will not apply to certain third-party programs that are unable to implement it. Shares redeemed or exchanged will be matched against the longest held shares for purposes of determining a shareholder's holding period (also known as the first in, first out method). There is a $10 charge for redemptions made by wire. Please note that the shareholder's bank may also impose a fee for wire service. There may be fees for redemptions made through brokers, financial institutions and service organizations.

The Funds will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Board of Trustees, require a Fund to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Fund.

The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed, other than customary weekend and holiday closings; (2) the SEC has by order permitted such suspension; or (3) an emergency, as defined by rules of the SEC, exists making disposal of portfolio investments or determination of the value of the net assets of the Funds not reasonably practicable.

MINIMUM BALANCES. Due to the relatively high cost of maintaining smaller accounts, each Fund reserves the right to make involuntary redemptions of all shares in any account (other than the account of a shareholder who is a participant in a qualified plan) for their then-current net asset value if at any time the total investment does not have a value of at least $10,000 because of redemptions. The shareholder will be notified that the value of the account is less than the required minimum and will be allowed at least 60 days to bring the value of the account up to at least $10,000 before the redemption is processed.

REDEMPTION BY MAIL. Shares may be redeemed by submitting a written request for redemption to Jurika & Voyles Fund Group, P.O. Box 9291, Boston, MA 02266-9291.

A written request must be in good order, which means that it must: (1) identify the shareholder's account name; (2) state the number of shares or dollar amount to be redeemed; and (3) be signed by each registered owner exactly as the shares are registered.

SIGNATURE GUARANTEE. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name the account is registered is required on all written redemption requests over $50,000. A guarantee may be obtained from any commercial bank, trust company, savings and loan association, federal savings bank, broker-dealer, or member firm of a national securities exchange or other eligible financial institution. Credit unions must be authorized to issue signature guarantees. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Notary public endorsements will not be accepted as a substitute for a signature guarantee. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans.

REDEMPTION BY TELEPHONE. Shareholders who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem shares by instructing the Transfer Agent by telephone. Shareholders may redeem shares by calling the Transfer Agent at (800) JV-INVST between the hours of 8:30 a.m. and 5:00 p.m. (Eastern time) on a day when the NYSE is open for trading. Redemptions by telephone must be at least $1,000.

In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent with a signature guarantee at the address listed under "Redemption by Mail," above.

SPECIAL FACTORS REGARDING TELEPHONE REDEMPTIONS. Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting on telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use procedures that are considered reasonable, including requesting a shareholder to correctly state the Fund account number, the name in which the account is registered, the social security number, banking institution, bank account number and the name in which the bank account is registered.

The Funds reserve the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time by any of the Funds after at least 30 days' prior written notice to shareholders.

Shares of the Funds may be redeemed through certain brokers, financial institutions or service organizations who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Funds.

REDEMPTION BY AUTOMATED CLEARING HOUSE ("ACH"). A shareholder may elect to have redemption proceeds, cash distributions or systematic cash withdrawal payments transferred to a bank, savings and loan association or credit union that is an on-line member of the ACH system. There are no fees associated with the use of the ACH service.

ACH redemption requests must be received by the Funds' Transfer Agent by the close of the regular session of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time to receive that day's closing net asset value. ACH redemptions will be sent by the Transfer Agent on the day following the shareholder's request. The funds from the ACH redemption will be available to the shareholder two days after the redemption has been processed.

Shareholder Services

The following special account options are available to individual shareholders but not to participants in employer-sponsored retirement plans. There are no charges for the programs noted below, and an investor may change or stop these plans at any time by written notice to the Funds.

SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Program is an option that may be utilized by an investor who wishes to withdraw funds from an account on a regular basis. Automatic payments by check will be mailed to the investor on either a monthly, quarterly, semi-annual or annual basis in amounts of $1,000 or more. All withdrawals are processed on the day requested by the shareholder or, if such day is not a business day, on the next business day and paid promptly thereafter. Please complete the appropriate section on the New Account Application indicating the amount of the distribution and the desired frequency.

AUTOMATIC INVESTING. This service allows a shareholder to make regular investments once an account is established. A shareholder simply authorizes the automatic withdrawal of funds from a bank account into the specified Fund. The minimum initial and subsequent investment pursuant to this plan is $1,000 per month. An initial Fund account must be opened first with the applicable minimum prior to participating in this plan. Please complete the appropriate section on the New Account Application indicating the amount of the automatic investment.

RETIREMENT PLANS. The Funds are available for investment by pension and profit sharing plans, including IRAs, SEPs, Keoghs and Defined Contribution Plans through which investors may purchase Fund shares. The Funds, however, do not sponsor Defined Contribution Plans. For details concerning any of the retirement plans, please call the Funds at (800) JV-INVST.

Share Price Calculation

SHARE PRICE. Shares of a Fund are purchased at the net asset value after an order in proper form is received by the Transfer Agent. An order in proper form must include all correct and complete information, documents and signatures required to process your purchase, as well as a check or bank wire payment properly drawn and collectable. The net asset value per share is determined as of the close of trading of the NYSE on each day the Exchange is open for normal trading. Orders received before the close of the regular session of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on a day when the Exchange is open for normal trading will be processed as of the close of trading on that day. Otherwise, processing will occur on the next business day. The Funds reserve the right to reject any purchase order.

NET ASSET VALUE. The net asset value of each Fund is determined as of the close of trading (currently 4:00 p.m., New York time) on each day that the NYSE is open for trading. The net asset value per share of each Fund is the value of the Fund's assets, less its liabilities, divided by the number of outstanding shares of the Fund. Each Fund values its investments on the basis of the market value of its securities. Portfolio securities that are listed or admitted to trading on a U.S. exchange are valued at the last sale price on the principal exchange on which the security is traded or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities admitted to trading on the NASDAQ National Market System and securities traded only in the U.S. over-the-counter market are valued at the last sale price or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board of Trustees determines that amortized cost does not represent fair value. Cash and receivables will be valued at their face amounts. Interest will be recorded as accrued, and dividends will be recorded on their ex-dividend date.

SHARE CERTIFICATES. Shares are credited to shareholder accounts, but certificates are not issued. This eliminates the costly problem of lost or destroyed certificates.

Dividends, Distributions and Tax Status

DIVIDENDS AND DISTRIBUTIONS. The Mini-Cap and Value+Growth Funds pay dividends annually. The Balanced Fund pays dividends quarterly. Each Fund makes distributions of its net capital gains, if any, at least annually. The Board of Trustees may determine to declare dividends and make distributions more frequently.

Dividends and capital gain distributions are automatically reinvested in additional shares of the Fund at the net asset value per share on the reinvestment date unless the shareholder has previously requested in writing to the Transfer Agent that payment be made in cash.

Any dividend or distribution paid by a Fund reduces its net asset value per share on the reinvestment date by the per share amount of the dividend or distribution. Investors should note that a dividend or distribution paid on shares purchased shortly before such dividend or distribution was declared will be subject to income taxes as discussed below even though the dividend or distribution represents, in substance, a partial return of capital to the shareholder.

TAX STATUS. Each Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As long as the Fund continues to qualify, and as long as the Fund distributes all of its income each year to the shareholders, the Fund will not be subject to any federal income or excise taxes based on net income. The distributions made by the Fund will be taxable to shareholders whether received in shares (through dividend reinvestment) or in cash. Distributions derived from net investment income, including net short-term capital gains, are taxable to shareholders (other than tax-exempt shareholders who have not borrowed to purchase or carry their shares) as ordinary income. A portion of these distributions may qualify for the intercorporate dividends-received deduction. Distributions designated as capital gains dividends are taxable as long-term capital gains regardless of the length of time shares of the Fund have been held. Although distributions are generally taxable when received, certain distributions made in January are taxable as if received the prior December. Shareholders will be informed annually of the amount and nature of the Fund's distributions. A Fund may be required to impose backup withholding at a current rate of 31% from income dividends and capital gain distri-butions and upon payment of redemption proceeds if provisions of the Code relating to the furnishing and certification of taxpayer identification numbers and reporting of dividends are not complied with by a shareholder. Any such accounts without a tax identification number may be liquidated and distributed to a shareholder, net of withholding, after the 60th day of investment.

Additional information about taxes is set forth in the Statement of Additional Information. Shareholders should consult their own advisers concerning federal, state and local taxation of distributions from the Funds. Paul, Hastings, Janofsky & Walker LLP, counsel to the Trust, has expressed no opinion in respect thereof.

Performance Information

TOTAL RETURN. From time to time, each Fund may publish its total return in advertisements and communications to investors. Total return information will include the Fund's average annual compounded rate of return over the most recent year and over the period from the Fund's inception of operations. Each Fund may also advertise aggregate and average total return information over different periods of time. Each Fund's total return will be based upon the value of the shares acquired through a hypothetical $1,000 investment (at beginning of the specified period and the net asset value of such shares at the end of the period, assuming reinvestment of all the distributions) at the maximum public offering price. Total return figures will reflect all recurring charges against Fund income. Investors should note that the investment results of each Fund will fluctuate over time, and any presentation of a Fund's total return for any prior period should not be considered as a representation of what an investor's total return may be in any future period.

YIELD. The Balanced Fund may also refer in its advertising and promotional materials to its yield. This Fund's yield shows the rate of income that it earns on its investments, expressed as a percentage of the net asset value of Fund shares. The Fund calculates yield by determining the interest income it earned from its portfolio investments for a specified 30-day period (net of expenses), dividing such income by the average number of Fund shares outstanding, and expressing the result as an annualized percentage based on the net asset value at the end of that 30-day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, this Fund's yield may not equal the dividend income actually paid to investors or the income reported in this Fund's financial statements.

In addition to standardized return, performance advertisements and sales literature may also include other total return performance data ("non-standardized return"). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof.

All data included in performance advertisements will reflect past performance and will not necessarily be indicative of future results. The Funds may also advertise their relative rankings by mutual fund ranking services such as Lipper Analytical Services ("Lipper") or Morningstar, Inc. ("Morningstar"). Provided the Funds are eligible for reporting by rating services such as Lipper or Morningstar, such ranking services would include the Funds in the following categories: Mini-Cap Fund -- Small Company; Value+Growth Fund -- Growth; and Balanced Fund -- Balanced. The investment return and principal value of an investment in a Fund will fluctuate and an investor's proceeds upon redeeming shares may be more or less than the original cost of the shares.

General Information

VOTING RIGHTS. Shareholders are entitled to one vote for each dollar of net asset value per share of each series (and fractional votes for fractional dollar amounts) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Matters submitted to shareholders be approved by a majority of the outstanding securities of each series, unless it is clear that the interests of each series in the matter are identical or the matter does not affect a series. The selection of accountants and the election of Trustees are exempt from the separate voting requirements.

SHAREHOLDER MEETINGS. The Trustees have undertaken to the SEC that they will promptly call a meeting for the purpose of voting on the question of removal of any Trustee when requested to do so by not less than 10% of the dollar-weighted total votes of the respective Fund. In addition, subject to certain conditions, shareholders of each Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote on the removal of a Trustee or Trustees.

SHAREHOLDER REPORTS AND INQUIRIES. Shareholders will receive annual financial statements which are examined by the Funds' independent accountants, as well as unaudited semi-annual financial statements. Unless otherwise requested, only one copy of each shareholder report or other material sent to shareholders will be sent to each household or address regardless of the number of shareholders or accounts at that household or address. Shareholder inquiries should be addressed to Jurika & Voyles Fund Group, 1999 Harrison Street, Suite 700, Oakland, California 94612.

     [LOGO]
JURIKA & VOYLES

Jurika & Voyles Fund Group
1999 Harrison Street, Suite 700
Oakland, California 94612-3517
(800) JV-INVST
(800) 58-46878

                         STATEMENT OF ADDITIONAL INFORMATION
                             JURIKA & VOYLES FUND GROUP

                                INVESTMENT ADVISER:
                                  Jurika & Voyles
                          1999 Harrison Street, Suite 700
                                 Oakland, CA 94612
                                   (800) JV-INVST

This Statement of Additional Information pertains to the Jurika & Voyles Mini-Cap Fund (the "Mini-Cap Fund"), Jurika & Voyles Value + Growth Fund (the "Value + Growth Fund"), Jurika & Voyles Balanced Fund (the "Balanced Fund"), and Jurika & Voyles Small Cap Fund (the "Small Cap Fund"), which is currently not offered for sale, each a series of Jurika & Voyles Fund Group (the "Trust"). It supplements the information contained in the Funds' current Prospectuses dated October 28, 1998, which may be revised from time to time, and should be read in conjunction therewith. The Prospectuses for the Funds may be obtained by writing or calling First Fund Distributors, Inc. at (800) JV-INVST. This Statement of Additional Information, although not in and of itself a prospectus, is incorporated by reference into the Prospectuses in its entirety.

                                 TABLE OF CONTENTS

CAPTION                                                                   PAGE
-------                                                                   ----
Investment Objectives and Policies . . . . . . . . . . . . . . . . . . . B- 2
The Funds' Investment Limitations. . . . . . . . . . . . . . . . . . . . B- 8
Management of the Funds. . . . . . . . . . . . . . . . . . . . . . . . . B-11
The Funds' Administrator . . . . . . . . . . . . . . . . . . . . . . . . B-17
The Funds' Distributor . . . . . . . . . . . . . . . . . . . . . . . . . B-18
Transfer Agent and Custodian . . . . . . . . . . . . . . . . . . . . . . B-18
How Net Asset Value is Determined. . . . . . . . . . . . . . . . . . . . B-18
Share Purchases and Redemptions. . . . . . . . . . . . . . . . . . . . . B-19
Dividends, Distributions and Taxes . . . . . . . . . . . . . . . . . . . B-20
How Performance is Determined. . . . . . . . . . . . . . . . . . . . . . B-22
Additional Information . . . . . . . . . . . . . . . . . . . . . . . . . B-24
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . B-24


For ease of reference, the same section headings are used in both the Prospectuses and this Statement of Additional Information with respect to the same subject matter, except for "Share Purchases and Redemptions" (see the sections in the Prospectuses "How to Purchase Shares" and "How to Redeem Shares").

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND THE PROSPECTUSES IDENTIFIED ABOVE, AS REVISED FROM TIME TO TIME, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND.

         This Statement of Additional Information is dated October 28, 1998.

                         INVESTMENT OBJECTIVES AND POLICIES

The Funds are managed by Jurika & Voyles ("Jurika & Voyles" or the "Adviser"). The investment objectives and policies of the Funds are described in detail in the Prospectuses. The achievement of each Fund's investment objective will depend on market conditions generally and on the analytical and portfolio management skills of the Adviser. The following discussion supplements the discussion in the Prospectuses.

LOWER-RATED DEBT SECURITIES

The Funds may purchase lower-rated debt securities (e.g., those rated as low as B- by Standard & Poor's Corporation ("S&P") or B3 by Moody's Investors Service, Inc. ("Moody's")) that have more limited protection of payment of principal and interest. See APPENDIX A for a description of these ratings. These securities often are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising rates. While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Funds to value their portfolio securities, and their ability to dispose of these lower-rated debt securities.

Because the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are an integral part of managing any securities of this type held by the Funds. In considering investments for the Funds, the Adviser attempts to identify those issuers of securities whose financial condition is adequate to meet current and future obligations or is expected to improve so that curent and future obligations can be met. The Adviser's analysis focuses on cash-generating ability, based on such factors as interest coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

Each Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of Fund shareholders.

See Appendix A of this Statement of Additional Information for a complete description of these ratings.




FOREIGN INVESTMENTS

As noted in the Prospectuses, the Funds may invest in foreign securities and securities denominated in or indexed to foreign currencies. Each Fund currently intends to invest no more than 25% of its total assets in such foreign securities and will limit its exposure to the currency and political risk of a single foreign country to 5% of its total assets.

Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Adviser will be able to anticipate or counter these potential events and adverse impacts they may have on a Fund's share price.

The Funds may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts and Global Depositary Receipts ("ADRs" and "GDRs") are certificates evidencing ownership of shares of a foreign-based issuer held by a bank or similar financial institution as depository. Designed for use in U.S. and global securities markets, respectively, ADRs and GDRs are alternatives to the direct purchase of the underlying securities in their national markets and currencies.

FOREIGN CURRENCY TRANSACTIONS. Because the Funds may invest in foreign securities, the Funds may hold foreign currency deposits from time to time, and may convert U.S. dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser expects to enter into settlement hedges in the normal course of managing the Funds' foreign investments. A Fund also could enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser.

The Funds also may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in Deutsche marks, it could enter into a forward contract to sell Deutsche marks in return for U.S. dollars to hedge against possible declines in the Deutsche mark's value. Such a hedge (sometimes referred to as a "position hedge") would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund also could hedge the position by selling another currency expected to perform similarly to the Deutsche mark -- for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedge securities are denominated.

SEC guidelines require mutual funds to designate cash and appropriate liquid assets to cover currency forward contracts that are deemed speculative. The Funds do not currently intend to enter into any such forward contracts. The Funds are not required to segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

The successful use of forward currency contracts will depend on the Adviser's skill in analyzing and predicting currency values. Forward contracts may change a Fund's investment exposure to changes in currency exchange rates substantially, and could result in losses to a Fund if exchange rates do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged a Fund by selling currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Adviser's use of forward currency contracts will be advantageous to any Fund or that the Adviser will hedge at an appropriate time. If the Adviser is not correct in its forecast of interest rates, market values and other economic factors, a Fund would be better off without a hedge. The policies described in this section are non-fundamental policies of the Funds.

INDEXED SECURITIES

The Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. No Fund will invest more than 5% of its net assets in indexed securities. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; for example, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a call option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

  POOLED FUND. The initial shareholders of each Fund have approved a fundamental policy authorizing each Fund, subject to authorization by the Board of Trustees, and notwithstanding any other investment restriction, to invest all of its assets in the securities of a single open-end investment company (a "pooled fund"). If authorized by the Trustees, a Fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the Fund's investment objective, policies and restrictions. The Board currently does not intend to authorize investing in pooled funds. Each fund will notify its shareholders prior to adopting such an investment structure.

REPURCHASE AGREEMENTS

In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a specified number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. A Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Any repurchase transaction in which a Fund engages will require at least 100% collateralization of the seller's obligation during the entire term of the repurchase agreement. Each Fund may engage in straight repurchase agreements and tri-party repurchase agreements. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a Fund in connection with bankruptcy proceedings), it is each Fund's current policy to limit 1repurchase agreement transactions to those parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser.

REVERSE REPURCHASE AGREEMENTS

The Funds may engage in reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank, broker-dealer or other financial institution, in return for cash, and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund generally will collateralize cash and high quality liquid assets to cover its obligation under the agreement. The Funds enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. A Fund's reverse repurchase agreements and dollar roll transactions that are accounted for as financings will be included among that Fund's borrowings for purposes of its investment policies and limitations.

ZERO COUPON DEBT SECURITIES

The Funds may invest in zero coupon securities. Zero coupon debt securities do not make interest payments; instead, they are sold at a discount from face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily net asset value, a Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.

SECURITIES LENDING

The Funds may lend securities to parties such as broker-dealers, banks, or institutional investors. Securities lending allows the Funds to retain ownership of the securities loaned and, at the same time, to earn additional income. Because there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the SEC staff that the Funds may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high-grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Funds are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SHORT SALES

The Funds currently have no intention to seek to hedge investments or realize additional gains through short sales that are not covered or "against the box," but may do so in the future. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account) to the extent necessary to meet margin requirements until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale.

When a Fund engages in short sales, its custodian segregates an amount of liquid assets equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) the value of collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The collateral assets are marked-to-market daily, provided that at no time will the amount segregated plus the amount deposited with the broker be less than the current market value of the securities sold short.

In addition, the Funds in the future also may make short sales "against the box," i.e., when a security identical to one owned by a Fund is borrowed and sold short. If a Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities), and is required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Funds' investments and, through reports from the Adviser, the Board monitors trading activity in illiquid investments. In determining the liquidity of the Funds' investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment); and (6) in the case of foreign currency-denominated securities, any restriction on currency conversion. Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payments of principal and interest within seven days, over-the-counter options (and securities underlying such options), non-government stripped fixed-rate mortgage-backed securities and restricted securities. In the absence of market and dealer quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES. Restricted securities, which are one type of illiquid securities, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where the registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than the price that prevailed when it decided to seek registration of the security. Currently, no Fund invests more than 10% of its assets in illiquid securities which have legal or contractual restrictions on their resale unless there is an actual dealer market for the particular issue and it has been determined to be a liquid issue as described below.

In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not determinative of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Adviser pursuant to guidelines approved by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security,
(3) the number of dealers that have undertaken to make a market in the security,
(4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Adviser monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on liquidity to the Board of Trustees.

                         THE FUNDS' INVESTMENT LIMITATIONS

As stated in the Prospectuses and as set forth in greater detail below, various restrictions apply to each Fund's investments. In particular, each Fund has adopted certain fundamental investment limitations. These fundamental restrictions cannot be changed in any material fashion without the approval of the holders of the majority of a Fund's outstanding shares, which, for this purpose, means the lesser of (1) more than 50% of a Fund's outstanding shares, or (2) 67% of the shares represented at a meeting where more than 50% of a Fund's shares are represented. The Board of Trustees, as a matter of policy or in order to comply with specific legal requirements, has adopted certain additional investment restrictions which may be changed at the Board's discretion (consistent with any applicable legal requirements).

These restrictions (both fundamental and discretionary) may make reference to certain activities -- such as futures and options -- in which the Funds currently do not engage, but which might be used by a Fund in the future. A Fund will not engage in any substantive new activity without prior Board of Trustees' approval, notification to shareholders, and, in the case of fundamental restrictions, shareholder approval. Unless otherwise provided, all references to the value of a Fund's assets are in terms of current market value at the time of calculation.

As a matter of fundamental restriction, a Fund may not:

(1) Change its status as a diversified series, which requires that each Fund, with respect to 75% of its total assets, not invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities) if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in such issuer (the remaining 25% of the Fund's total assets may be invested without restriction except to the extent other investment restrictions may be applicable);

(2) invest 25% or more of the value of the Fund's total assets in the securities of companies engaged in any one industry (except securities issued by the U.S. Government, its agencies and instrumentalities or tax-exempt securities issued by state governments or political subdivisions);

(3) borrow money, except each Fund may enter into bank loans for temporary or emergency purposes or engage in otherwise permissible leveraging activities (including reverse repurchase agreements and dollar roll transactions that are accounted for as financings) in any amount not in excess of one-third of the value of the Fund's total assets (at the lesser of acquisition cost or current market value). No investments will be made by any Fund if its borrowings exceed 5% of total assets;

(4) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, or entering into permissible reverse repurchase agreements, and options and futures transactions, or issuing shares of beneficial interest in multiple classes;

(5) make loans of more than one-third of the Fund's net assets, including loans of securities, except that the Fund may, subject to the other restrictions or policies stated herein, purchase debt securities or enter into repurchase agreements with banks or other institutions to the extent a repurchase agreement is deemed to be a loan;

(6) purchase or sell commodities or commodity contracts, or interests in oil, gas, or other mineral leases, or other mineral exploration or development programs, except that the Fund may invest in companies that engage in such businesses to the extent otherwise permitted by the Fund's investment policies and restrictions and by applicable law, and may engage in otherwise permissible options and futures activities as described in the Prospectuses and this Statement of Additional Information [currently none authorized];

(7) purchase or sell real estate, except that the Fund may invest in securities secured by real estate or real estate interests, or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests;

(8) underwrite securities of any other company, except that the Fund may invest in companies that engage in such businesses, and except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities; and

(9) notwithstanding any other fundamental investment restriction or policy, each Fund reserves the right to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as that Fund.

As a matter of additional investment restriction, implemented at the discretion of the Board of Trustees, a Fund may not:

(10) purchase or write put, call, straddle or spread options or engage in futures transactions except as described in the Prospectuses or Statement of Additional Information [none currently authorized];

(11) make short sales (except covered or "against the box" short sales) or purchases on margin, except that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of its portfolio securities and, as required in connection with permissible options, futures, short selling and leveraging activities as described elsewhere in the Prospectuses and Statement of Additional Information [none currently authorized];

(12) mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements, short sales, financial options and other hedging activities);

(13) purchase the securities of any company for the purpose of exercising management or control (but this restriction shall not restrict the voting of any proxy);

(14) purchase more than 10% of the outstanding voting securities of any one issuer;

(15) purchase the securities of other investment companies, except as permitted by the 1940 Act, except as otherwise provided in the Prospectuses (each Fund reserves the right to invest all of its assets in shares of another investment company);

(16) participate on a joint basis in any trading account in securities, although the Adviser may aggregate orders for the sale or purchase of securities with other accounts it manages to reduce brokerage costs or to average prices;

(17) invest, in the aggregate, more than 15% of its net assets in illiquid securities;

(18) invest more than 25% of its total assets in foreign securities, invest more than 5% of its total assets in any one foreign country, or invest more than 5% of its net assets in securities denominated in foreign currencies; and

(19)  invest more than 5% of its net assets in indexed securities.

Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase and a subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

MANAGEMENT OF THE FUNDS

Trustees and Officers

     Set forth below is certain information about the Trust's trustees and executive officers:

     *KARL O. MILLS, Trustee, (Age 37) Chairman of the Board of Trustees and Principal Executive Officer

     c/o Jurika & Voyles, 1999 Harrison Street, Suite 700, Oakland, CA 94612. Mr. Mills has been a principal, the Executive Vice President and a portfolio manager at Jurika & Voyles since 1988.

     DARLENE T. DeREMER, Trustee (Age 42)

     c/o DeRemer & Associates, 155 South Street, P.O. Box 487, Wrentham, MA 02093. Ms. DeRemer has been the founder and President of DeRemer & Associates since 1987. DeRemer & Associates is a marketing consulting firm to the financial services industry.

     ROBERT E. BOND, Trustee (Age 57)

     221 Bonita Avenue, Piedmont, CA 94611. Mr. Bond has been the principal of Bond & Associates since 1988, a real estate, business and franchise consultant. Mr. Bond also has been the principal of Source Book Publications since 1983, a book publishing and distribution company. Finally, Mr. Bond has been a principal of The Center for Independent Financial Analysis since 1992, an independent contractor to the U.S. Department of Commerce with regard to franchise publications.

     BRUCE M. MOWAT, Trustee (Age 53)

     1999 Harrison Street, Suite 750, Oakland, CA 94612-3517. Mr. Mowat has been a partner of Mowat Mackie & Anderson, LLP since 1976, a firm of Certified Public Accountants

     Mr. Mowat's accounting firm has prepared tax returns for the Adviser and certain of its principals. The total amount paid to Mr. Mowat's firm fro those services has been approximately $15,000 per year and is expected to remain at appoximately the same level in future years. Although Mr. Mowat has no role in the provision of those services, he is a principal in his firm and shares in its profits. The amounts paid to his firm are not material to either the Adviser or Mr. Mowat's firm and represent substantially less than one percent of his firm's total annual revenues.

     WILLIAM H. PLAGEMAN, JR., Trustee (Age 54)

     1999 Harrison Street, Suite 2700, Oakland, CA 94612. Mr. Plageman has been the principal of William H. Plageman, Jr. & Associates since 1993. Mr. Plageman specializes in probate, trust and estate law.

     *SHERRY UMBERFIELD, Trustee (Age 54) Treasurer, Secretary, Principal Financial and Principal Accounting Officer

     c/o Jurika & Voyles, 1999 Harrison Street, Suite 700, Oakland, CA 94612. Ms. Umberfield has been a Treasurer, Secretary, Principal Financial and Principal Accounting Officer at at Jurika & Voyles since 1998.

     SCOTT JAGGERS, Officer (Age 30) Vice President and Director of Compliance

     c/o Jurika & Voyles, 1999 Harrison Street, Suite 700, Oakland, CA 94612. Mr. Jaggers has been a Vice President and Director of Compliance at Jurika & Voyles since 1998.

     JUDY G. BARBER, Trustee [(Age 50)]

     1515 Fourth Street, Napa, CA 94559. Ms. Barber has been the principal of JGB Associates since 1980. Ms. Barber specializes in business and other consulting for high net worth families and individuals.

     PAUL R. WITKAY, Trustee [(Age 44)]

     2121 North California Blvd., Suite 290, Walnut Creek, CA 94596. Mr. Witkay has been the President of Renaissance Executive Forums since April, 1996. From 1993 until 1996, Mr. Witkay was the Vice President and General Manager of VitalAire Corp. America, a subsidiary of Air Liquide America Corp. (home respiratory products and services). From 1991 until 1993, Mr. Witkay was the Director of Strategic Planning and Management for Air Liquide American Corp.


* Denotes a Trustee who is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act").


The following compensation was paid to each of the following Trustees for the fiscal year ended June 30, 1998. No other compensation or retirement benefits were received by any Trustee or officer from the Registrant or other registered investment company in the Trust.

Name of Trustee          Total Compensation
---------------          ------------------
Darlene T. DeRemer            $7,500(1)
Robert E. Bond                $7,500(1)
Bruce M. Mowat                $7,500(1)
William H. Plageman           $7,500(1)
Judy G. Barber                $7,500(1)
Paul R. Witkay                $7,500(1)

(1)  Compensation was paid by the trust.

CONTROL PERSONS AND SHARE OWNERSHIP

As of June 30, 1998, to the knowledge of the Funds, the following shareholders owned of record 5% or more of the outstanding shares of the respective Funds indicated:

                                                                         Number              Percent
                                                                       Of Shares                of
Name of Fund             Name and Address of Record Owner                Owned                Shares
------------             --------------------------------                -----                ------
Balanced Fund            Charles Schwab & Co., Inc.                  801,341.808              19.58%

Balanced Fund            Wells Fargo Bank NA                         339,454.169               8.30%

Mini-Cap Fund            Charles Schwab & Co., Inc.                1,243,503.307              39.61%

Mini-Cap Fund            First Trust NA Trustee                      187,134.243               5.96%

Value +Growth Fund       Vanguard Fiduciary Trust Co.              1,064,078.069              24.84%

Value +Growth Fund       Charles Schwab & Co., Inc.                  342,356.553              13.78%

Value +Growth Fund       Fidelity Investments Inst Operation.        284,399.083              11.45%


As of June 30, 1998, the Trustees and officers of the Trust, as a group, owned less than 5% of the outstanding shares of each Fund.

THE ADVISER

As set forth in the Prospectuses, Jurika & Voyles is the Adviser for the Funds. Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), the Adviser determines the composition of the Funds' portfolios, the nature and timing of the changes to the Funds' portfolios and the manner of implementing such changes. The Adviser also (a) provides the Funds with investment advice, research and related services for the investment of their assets, subject to such directions as it may receive from the Board of Trustees; (b) pays all of the Trust's executive officers' salaries and executive expenses (if any); pays all expenses incurred in performing its investment advisory duties under the Advisory Agreement; and (d) furnishes the Funds with office space and certain administrative services. The services of the Adviser to the Funds are not deemed to be exclusive, and the Adviser or any affiliate thereof may provide similar services to other series of the Trust, other investment companies and other clients, and may engage in other activities. The Funds may reimburse the Adviser (on a cost recovery basis only) for any services performed for a Fund by the Adviser outside its duties under the Advisory Agreement.

Jurika & Voyles is a California limited partnership. As of September 30, 1998, the Adviser had discretionary management authority for approximately $5 billion of assets.

The Adviser is affiliated with Nvest, L.P. ("Nvest"). Nvest is a publicly traded limited partnership affiliated with Metropolitan Life Insurance Company. Nvest is a holding company for several investment management firms including Loomis, Sayles & Company, L.P., Reich & Tang Asset Management, L.P., Copley Real Estate Advisors, Inc., Back Bay Advisors, L.P., Harris Associates, L.P., Vaughan, Nelson Scarborough & McConnell, L.P., and Westpeak Investment Advisors, L.P. Each of these investment management firms may manage investment companies. As of June 30, 1998, this group managed approximately $136 billion in investments, including approximately $38 billion of mutual fund assets.

The Advisory Agreement for the Funds permits the Adviser to seek reimbursement of any reductions made to its management fee within the three-year period following such reduction, subject to a Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations. Any such management fee reimbursement may be accounted for on the financial statements of the Fund as a contingent liability of the Fund, and may appear as a footnote to the Fund's financial statements until such time as it appears that the Fund will be able to effect such reimbursement. At such time as it appears probable that the Fund is able to effect such reimbursement, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of the Fund for that current period.

The Advisory Agreements may be terminated by the Adviser or the Trust, without penalty, on 60 days' written notice to the other and will terminate automatically in the event of its assignment.

THE YEAR 2000 PROBLEM

The Funds and their service providers depend upon the smooth functioning of their computer systems. Unfortunately, because of the way dates are encoded and calculated, many computer systems in use today cannot recognize the year 2000, but revert to 1900 or another incorrect date. Computer failures due to the year 2000 problem could negatively impact the handling of securities trades and pricing and account services.

The Funds' software vendors and services providers have assured the Funds that their systems will be adapted in sufficient time to avoid serious problems. There can be no guarantee, however, that all of their computer systems will be adapted in time. The Funds do not expect year 2000 conversion costs to be substantial for the Funds because those costs are borne by the Funds' vendors and service providers and not directly by the Funds.

Brokers and other intermediaries that hold shareholder accounts may still experience incompatibility problems. It is also important to keep in mind that year 2000 issues may negatively impact the companies in which the Funds invest and, by extension, the value of those companies' shares held by the Funds. The Funds are in the process of putting in place a contingency plan to evaluate other vendors and services providers if the existing vendors and services providers fail to adequately adapt their systems in a timely manner.

EXPENSES

Each Fund will pay all expenses related to its operation which are not borne by the Adviser or the Distributor. These expenses include, among others: legal and auditing expenses; interest; taxes; governmental fees; fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; brokerage commissions or charges; fees of custodians, transfer agents, registrars, third-party servicing agents or other agents; distribution plan fees; expenses relating to the redemption or repurchase of a Fund's shares; expenses associated with registration notice and filings of Fund shares for sale under applicable federal and state laws and maintaining such registrations and notice filings; expenses of preparing, printing and distributing to Fund shareholders prospectuses, proxy statements, reports, notices and dividends; costs of stationery; costs of shareholders' and other meetings of a Fund; fees paid to members of the Board of Trustees (other than members who are affiliated persons of the Adviser); a Fund's pro rata portion of premiums of any fidelity bond and other insurance covering a Fund and the Trust's officers and trustees or other expenses of the Trust; and expenses including prorated portions of overhead expenses (in each case on cost recovery basis only) of services for a Fund performed by the Adviser outside of its investment advisory duties under the Advisory Agreement. A Fund also is liable for such nonrecurring expenses as may arise, including litigation to which a Fund may be a party. Each Fund has agreed to indemnify its trustees and officers with respect to any such litigation. Each Fund also paid its own organizational expenses, which are being amortized over five years.

As noted in the Prospectuses, the Adviser has agreed to reduce its fee to each Fund by the amount, if any, necessary to keep the Fund's annual operating expenses (excluding any Rule 12b-1 fees)(expressed as a percentage of its average daily net assets), at or below the lesser of the following levels:
Mini-Cap Fund -- 1.50%; Value + Growth Fund -- 1.25%; Balanced Fund -- 0.95%; Small Cap Fund -- 1.35%; and/or the maximum expense ratio allowed by any state in which such Fund's shares are then qualified for sale. The Adviser also may at its discretion from time to time pay for other respective Fund expenses from its own assets, or reduce the management fee of a Fund in excess of that required. During the fiscal year ended June 30, 1998, the Advisory Fees for the Mini-Cap Fund, the Value + Growth Fund, and the Balanced Fund were $1,356,867, $333,535, and $586,424, respectively, and the Adviser reimbursed other expenses totaling $67,397, $88,072, and $250,482, respectively. For the fiscal year ended June 30, 1997, the Advisory Fees for the Mini-Cap Fund, the Value + Growth Fund, and the Balanced Fund were $1,077,995, $169,001, and $456,988, respectively, and the Adviser recouped (reimbursed) other expenses totaling $117,965, ($168,152), and ($27,549), respectively. For the fiscal year ended June 30, 1996, the Advisory Fees for the Mini-Cap Fund, the Value + Growth Fund and the Balanced Fund were $333,678, $145,483, and $385,547 and the Advisor reimbursed other expenses totaling $79,036, $140,535, and $50,481, respectively.

SHAREHOLDER SERVICES PLAN

The Trust has adopted a Shareholder Services Plan with respect to shares of the Funds. Pursuant to the Shareholder Services Plan, the Adviser as Services Coordinator will provide, or will arrange for others to provide, certain specified shareholder services to shareholders of the Funds. As compensation for the provision of such services, each Fund pays the Adviser a fee of up to 0.25% of the net assets of shares of the Fund on an annual basis, payable monthly. The Adviser pays certain banks, trust companies, broker-dealers, and other financial intermediaries (each a "Participating Organization") out of the fees the Adviser receives from the Fund under the Shareholder Services Plan to the extent that the Participating Organization performs shareholder servicing functions for the Funds with respect to shares of the Funds owned from time to time by customers of the Participating Organization. In certain cases, the Adviser may also pay a fee, out of its own resources and not out of the service fee payable under the Shareholder Services Plan, to a Participating Organization for providing other administrative services to its customers who invest in shares of the Fund.

Pursuant to the Shareholder Services Plan, the Adviser will provide or arrange with a Participating Organization for the provision of the following shareholder services: responding to shareholder inquiries; processing purchases and redemptions of shares of the Funds, including reinvestment of dividends; assisting shareholders in changing dividend options, account designations, and addresses; transmitting proxy statements, annual reports, prospectuses, and other correspondence from the Funds to shareholders (including, upon request, copies, but not originals, of regular correspondence, confirmations, or regular statements of accounts) where such shareholders hold shares of the Funds registered in the name of the Adviser, a Participating Organization, or their nominees; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders.

The Adviser may also enter into agreements with Participating Organizations that process substantial volumes of purchases and redemptions of shares of the Funds for their customers. Under these arrangements, the Participating Organization will ordinarily establish an omnibus account with the Funds' Transfer Agent and will maintain sub-accounts for its customers for whom it processes purchases and redemptions of shares.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for arranging the execution of the Funds' portfolio transactions and the allocation of brokerage activities. In arranging such transactions, the Adviser will seek to obtain the best execution for each Fund, taking into account such factors as price, size of order, difficulty of execution, operational facilities of the firm involved, the firm's risk in positioning a block of securities and research, market and statistical information provided by such firm. While the Adviser generally seeks reasonably competitive commission rates, a Fund will not necessarily always receive the lowest commission available.

The Funds have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokers who provide supplemental research, market and statistical information to the Adviser may receive orders for transactions by a Fund. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Adviser in providing services to clients other than the Funds, and not all such information may be used by the Adviser in connection with a Fund. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser in the future may effect securities transactions may be useful to the Adviser in providing services to a Fund. To the extent the Adviser receives valuable research, market and statistical information from a broker-dealer, the Adviser intends to direct orders for Fund transactions to that broker-dealer, subject to the foregoing policies, regulatory constraints, and the ability of that broker-dealer to provide competitive prices and commission rates. In accordance with the rules of the National Association of Securities Dealers, Inc., the Funds may also direct brokerage to broker-dealers who facilitate sales of the Funds' shares, subject to also obtaining best execution as described above from such broker-dealer.

A portion of the securities in which the Funds may invest are traded in the over-the-counter markets, and each Fund intends to deal directly with the dealers who make markets in the securities involved, except as limited by applicable law and in certain circumstances where better prices and execution are available elsewhere. Securities traded through market makers may include markups or markdowns, which are generally not determinable. Under the 1940 Act, persons affiliated with a Fund are prohibited from dealing with that Fund as principal in the purchase and sale of securities except after application for and receipt of an exemptive order. The 1940 Act restricts transactions involving a Fund and its "affiliates," including, among others, the Trust's trustees, officers, and employees and the Adviser, and any affiliates of such affiliates. Affiliated persons of a Fund are permitted to serve as its broker in over-the-counter transactions conducted on an agency basis only.

Investment decisions for each Fund are made independently from those of accounts advised by the Adviser or its affiliates. However, the same security may be held in the portfolios of more than one account. When two or more accounts advised by the Adviser simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated among each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large volume transactions may produce better executions and prices.

During the fiscal years ended June 30, 1998, 1997 and 1996 , brokerage commissions paid by the Value + Growth Fund totaled $39,052, $73,514 and $37,017, respectively. For the fiscal periods ended June 30, 1998, 1997 and 1996, brokerage commissions paid by the Mini-Cap Fund totaled $278,045, $777,932 and $134,906, respectively.

Brokerage commissions paid by the Balanced Fund were $42,425, $64,976 and $52,039, for the fiscal years ended June 30, 1998, 1997 and 1996, respectively.

                               THE FUNDS' ADMINISTRATOR

The Funds have an Administration Agreement with Investment Company Administration Corporation (the "Administrator"), with offices at 2020 East Financial Way, Suite 100, Glendora, CA 91741. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Funds; prepare all required filings necessary to maintain the Funds' notice filings to sell shares in all states where each Fund currently does, or intends to do, business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund-related expenses; monitor and oversee the activities of the Funds' servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary each Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Funds and the Administrator. For its services, the Administrator receives an annual fee equal to the greater of 0.10% of the first $100 million of the Trust's average daily net assets, 0.05% of the next $150 million, 0.03% of the next $250 million and 0.01% thereafter, subject to a $50,000 ($30,000 for the first year) minimum per annum per fund. During the fiscal year ended June 30, 1998, the Administrator received fees of $74,735, $50,001, and $52,436, from the Mini-Cap, Value + Growth and Balanced Funds, respectively.


                                THE FUNDS' DISTRIBUTOR

First Fund Distributors, Inc. (the "Distributor"), a broker-dealer affiliated with the Administrator, acts as each Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distribution Agreement between the Funds and the Distributor continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of each Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

                             TRANSFER AGENT AND CUSTODIAN

Boston Financial Data Services, Inc., an affiliate of State Street Bank & Trust Company, serves as the Funds' Transfer Agent. As Transfer Agent, it maintains records of shareholder accounts, processes purchases and redemptions of shares, acts as dividend and distribution disbursing agent and performs other related shareholder functions. State Street Bank & Trust Company serves as the Funds' Custodian. As Custodian, it and subcustodians designated by the Board of Trustees hold the securities in the Funds' portfolio and other assets for safekeeping. The Transfer Agent and Custodian do not and will not participate in making investment decisions for the Funds.

                          HOW NET ASSET VALUE IS DETERMINED

The net asset values of each class of the Funds' shares are calculated once daily, as of 4:00 p.m. New York time (the "Portfolio Valuation Time"), on each day that the New York Stock Exchange (the "NYSE") is open for regular trading by dividing each Fund's net assets (assets less liabilities) attributable to each class by the total number of shares of such class outstanding and adjusting to the nearest cent per share.

The NYSE is closed on Saturdays, Sundays, New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day. The Funds do not expect to determine the net asset value of their shares on any day when the NYSE is not open for trading even if there is sufficient trading in their portfolio securities on such days to materially affect the net asset value per share.

Because of the difference between the bid and asked prices of the over-the-counter securities in which a Fund may invest, there may be an immediate reduction in the net asset value of the shares of a Fund after a Fund has completed a purchase of such securities. This is because such OTC securities will be valued at the last sale price (which is generally below the asked price), but usually are purchased at or near the asked price.

Each Fund's portfolio is expected to include foreign securities listed on foreign stock exchanges and debt securities of foreign governments and corporations. Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the Portfolio Valuation Time. In addition, trading in and valuation of foreign securities may not take place on every day that the NYSE is open for trading. Furthermore, trading takes place in various foreign markets on days on which the NYSE is not open for trading and on which the Funds' net asset values are not calculated. Any changes in the value of foreign currency forward contracts due to exchange rate fluctuations are included in determination of net asset value.

Generally, each Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Board of Trustees. Portfolio securities that are listed or admitted to trading on a U.S. exchange are valued at the last sale price on the principal exchange on which the security is traded, or, if there has been no sale that day, at the mean between the closing bid and asked prices. Securities admitted to trading on the Nasdaq, and securities traded only in the U.S. over-the-counter market are valued at the last sale price, or, if there has been no sale that day, at the mean between the closing bid and asked prices. Foreign securities are valued at the last sale price in the principal market where they are traded, or if the last sale price is unavailable, at the mean between the last bid and asked prices available reasonably prior to the time the Funds' net asset values are determined. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

Corporate and government debt securities held by the Funds are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service approved by the Board of Trustees, or at fair value as determined in good faith by procedures approved by the Board of Trustees. Any such pricing service, in determining value, is expected to use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

If any securities held by a Fund are restricted as to resale or do not have readily available market quotations, the Adviser and the Board of Trustees determine their fair value. The Trustees periodically review such valuations and valuation procedures. The fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding relative to current average trading volume, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Foreign securities quoted in foreign currencies are translated into U.S. dollars using the latest available exchange rates. As a result, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of a Fund's shares even though there has not been any change in the market values of such securities. Any changes in the value of foreign currency forward contracts due to exchange rate fluctuations are included in determination of net asset value.

All other assets of the Funds are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

                           SHARE PURCHASES AND REDEMPTIONS

Information concerning the purchase and redemption of the Funds' shares is contained in the Prospectuses under "How to Purchase Shares" and "How to Redeem Shares."

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of each Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of a Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of a Fund's shares.

During any 90-day period, the Trust is committed to pay in cash all requests to redeem shares by any one shareholder, up to the lesser of $250,000 or 1% of the value of the Trust's net assets at the beginning of the period. Should redemptions by any individual shareholder (excluding street name or omnibus accounts maintained by financial intermediaries) exceed this limitation, the Trust reserves the right to redeem the excess amount in whole or in part in securities or other assets. If shares are redeemed in this manner, the redeeming shareholder usually will incur additional brokerage costs in converting the securities to cash.

                          DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund intends to distribute substantially all of its net investment income and net capital gains, if any. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains of the current year. Unless a shareholder elects cash distributions on the Account Application form or submits a written request to a Fund at least 10 full business days prior to the record date for a distribution in which the shareholder elects to receive such distribution in cash, distributions will be credited to the shareholder's account in additional shares of a Fund based on the net asset value per share at the close of business on the day following the record date for such distribution.

Each Fund has qualified and elected, and intends to continue to qualify, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify, a Fund must meet certain requirements with respect to the source of its income, diversification of its assets and distributions to its shareholders. The Trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if they determine such course of action to be more beneficial to the shareholders. In such case, a Fund will be subject to federal and state corporate income taxes on its income and gains, and all dividends and distributions to shareholders will be ordinary dividend income to the extent of a Fund's earnings and profits. Dividends declared by a Fund in October, November, or December of any calendar year to shareholders of record as of a record date in such a month will be treated for federal income tax purposes as having been received by shareholders on December 31 of that year if they are paid during January of the following year.

Under Subchapter M, a Fund will not be subject to federal income taxes on the net investment income and capital gains it distributes to shareholders, provided that at least 90% of its investment company taxable income for the taxable year is so distributed. A Fund will generally be subject to federal income taxes on its undistributed net investment income and capital gains. A nondeductible 4% excise tax also is imposed on each regulated investment company to the extent that it does not distribute to investors in each calendar year an amount equal to 98% of its ordinary income for such calendar year plus 98% of its capital gain net income for the one-year period ending on October 31 of such year plus 100% of any undistributed ordinary or capital gain net income for the prior period. Each Fund intends to declare and pay dividends and capital gain distributions in a manner to avoid imposition of the excise tax.

The Funds may write, purchase or sell certain option contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless the Funds are eligible to make and make a special election, such option contracts that are "Section 1256 contracts" will be "marked-to-market" for federal income tax purposes at the end of each taxable year, i.e., each option contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in such option contracts will be 60% long-term and 40% short-term capital gain or loss.

Section 1092 of the Code, which applies to certain "straddles," may affect the taxation of the Funds' transactions in option contracts. Under Section 1092, the Funds may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing, and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables, and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60%-40% rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of a Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

A Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

The Funds also may invest in the stock of foreign companies that may be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that the Funds derive from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, each of the Funds may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. The Funds will endeavor to limit their exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Since it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, these Funds may incur the PFIC tax in some instances.

Dividends of net investment income (including any net realized short-term capital gains) paid by a Fund are taxable to shareholders of the Fund as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, by a Fund are taxable as long-term capital gains, whether such distributions are taken in cash or reinvested in additional shares, and regardless of how long shares of a Fund have been held. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed. Tax-exempt shareholders will not be required to pay taxes on amounts distributed to them, unless they have borrowed to purchase or carry their shares of a Fund. Statements as to the tax status of distributions to shareholders will be mailed annually.

Any dividend from net investment income or distribution of long-term capital gains received by a shareholder will have the effect of reducing the net asset value of a Fund's shares held by such shareholder by the amount of the dividend or distribution. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the dividend of net investment income or a long-term capital gains distribution, such dividend or distribution, although constituting a return of capital, nevertheless will be taxable as described above. Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time may include the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless be taxable to them.

Dividends paid by a Fund will be eligible for the 70% dividends received deduction for corporate shareholders, to the extent that a Fund's income is derived from certain qualifying dividends received from domestic corporations. Availability of the deduction is subject to certain holding period and debt-financing limitations. Capital gains distributions are not eligible for the 70% dividends received deduction.

Special tax treatment is accorded distributions from accounts maintained as IRAs. For example, IRA distributions made to account holders who are not at least 59 1/2 are subject to a special penalty tax.

Each Fund is required to withhold 31% of reportable payments (including dividends, capital gain distributions and redemption proceeds) paid to individuals and other nonexempt shareholders who have not complied with applicable regulations. In order to avoid this backup withholding requirement, each shareholder must provide a social security number or other taxpayer identification number and certify that the number provided is correct and that the shareholder is not currently subject to backup withholding, or the shareholder should indicate that it is exempt from backup withholding. Even though all certifications have been made on the Application, a Fund may be required to impose backup withholding if it is notified by the IRS or a broker that such withholding is required for previous under-reporting of interest or dividend income or use of an incorrect taxpayer identification number. Nonresident aliens, foreign corporations, and other foreign entities may be subject to withholding of up to 30% on certain payments received from a Fund.

The foregoing discussion and related discussion in the Prospectuses do not purport to be a complete description of all tax implications of an investment in a Fund. A shareholder should consult his or her own tax adviser for more information about federal, state, local, or foreign taxes. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof.

HOW PERFORMANCE IS DETERMINED

Standardized Performance Information

AVERAGE ANNUAL TOTAL RETURN. The average annual total return included with any presentation of a Fund's performance data will be calculated according to the following formula:

                                    P(1+T)n = ERV

     Where:    P    =    a hypothetical initial payment of $10,000
               T    =    average annual total return
               n    =    number of years
               ERV  =    ending redeemable value of a
                         hypothetical $10,000 payment (made
                         at the beginning of the 1-, 5-, or
                         10-year periods) at the end of the
                         1-, 5-, or 10-year periods or
                         fractional portion thereof).

AGGREGATE TOTAL RETURN. A Fund's "aggregate total return" figures represent the cumulative change in the value of an investment in that Fund for the specified period and are computed by the following formula:


                                  ERV - P
                                  -------
                                     P

     Where:    P    =    a hypothetical initial payment of $10,000
               ERV  =    ending redeemable value of a
                         hypothetical $10,000 investment made
                         at the beginning of 1-, 5- or 10
                         -year period (or fractional portion
                         thereof), assuming reinvestment of
                         all dividends and distributions and
                         complete redemption of the
                         hypothetical investment at the end
                         of the measuring period.

Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of performance of such class of such fund for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

The average annual total return for each Fund for the periods indicated was as follows:

                           Year Ended                 Inception*
Fund                         6/30/98               Through 6/30/98
----                         -------               ---------------
Mini-Cap Fund                 10.29%                   29.61%
Value + Growth Fund           11.54%                   22.27%
Balanced Fund                  8.96%                   14.50%
Small Cap Fund                    NA                       NA

*The dates of inception for the Funds were: Mini-Cap, September 30, 1994; Value + Growth, September 30, 1994; and Balanced Fund, March 9, 1992.

Fund shares impose no sales load on initial purchases or on reinvested dividends. Accordingly, no sales charges are deducted for purposes of this calculation. The calculation of total return assumes that all dividends, if any, and distributions paid by a Fund would be reinvested at the net asset value on the day of payment.

INVESTMENT PHILOSOPHY

From time to time the Funds may publish or distribute information and reasons why the Adviser believes investors should invest in the Funds. For example, the Funds may refer to the Adviser's equity investment approach, which is founded on the principles of Value + Growth. The Funds may state that the Adviser's investment professionals actively research quality companies that are not only undervalued based on their current earnings, but also offer significant potential for future growth.

The Funds also may state that the Adviser uses a practical approach to investing that emphasizes sound business judgment and common sense, and that this approach involves building the Funds' portfolios as a collection of ownership in individual companies that represent both excellent businesses and excellent investments, based upon such companies' competitive advantage, financial health and price. The Funds may also state that this approach has produced above market returns while minimizing the "swings" associated with certain investment styles. The Balanced Fund may, from time to time, state that bonds are used to reduce volatility of the Fund.

INDICES AND PUBLICATIONS

In the same shareholder communications, sales literature, and advertising, a Fund may compare its performance with that of appropriate indices such as the Standard & Poor's Composite Index of 500 stocks ("S&P 500"), Standard & Poor's MidCap 400 Index ("S&P 400"), the Nasdaq Industrial Index, the Nasdaq Composite Index, the Russell 2000 Small Stock Index (the "Russell 2000"), or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities. The S&P 500, the S&P 400, the Nasdaq Industrial Index, the Nasdaq Composite Index and the Russell 2000 are unmanaged groups of common stocks traded principally on national securities exchanges and the over the counter market, respectively. A Fund also may, from time to time, compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by rating services and publications, such as Lipper Analytical Services, Inc., Morningstar Mutual Funds, Forbes, Money and Business Week.

In addition, one or more portfolio managers or other employees of the Adviser may be interviewed by print media, such as The Wall Street Journal or Business Week, or electronic news media, and such interviews may be reprinted or excerpted for the purpose of advertising regarding the Fund.

                                ADDITIONAL INFORMATION

LEGAL OPINION

The validity of the shares offered by the Prospectuses will be passed upon by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104.

AUDITORS

The annual financial statements of the Funds will be audited by McGladrey & Pullen, LLP, independent public accountant for the Funds.

LICENSE TO USE NAME

Jurika & Voyles has granted the Trust and each Fund the right to use the designation "Jurika & Voyles" in their names, and has reserved the right to withdraw its consent to the use of such designation under certain conditions, including the termination of the Adviser as the Funds' investment adviser. Jurika & Voyles also has reserved the right to license others to use this designation, including any other investment company.

OTHER INFORMATION

The Prospectuses and this Statement of Additional Information, together, do not contain all of the information set forth in the Registration Statement of Jurika & Voyles Fund Group filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The Registration Statement may be inspected at the Public Reference Room of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.

                                 FINANCIAL STATEMENTS

Audited financial statements for the fiscal year ended June 30, 1998 for the Mini-Cap Fund, the Value + Growth Fund and the Balanced Fund, as contained in the Annual Report to Shareholders are incorporated herein by reference to the Annual Reports.

APPENDIX A

                          DESCRIPTION OF SECURITIES RATINGS

This Appendix describes ratings applied to corporate bonds by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's").

S&P'S RATINGS

AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Bonds rated A has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B: Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB-rating.

CCC: Bonds rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC: Bonds rated CC are typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC bond rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- bond rating.

The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. The ratings from AA to B may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S RATINGS

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered as medium-grade obligations, i.e, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                              JURIKA & VOYLES FUND GROUP
                                    --------------

                                      FORM N-1A
                                    --------------

                                        PART C
                                    --------------


Item 24.  Financial Statements and Exhibits
     (a)  Financial Statements:

          (1) Schedules of Investments as June 30, 1998, Statements of Assets and Liabilities as of June 30, 1998, Statements of Operations for the fiscal year ended June 30, 1998, Financial Highlights for a Share Outstanding for Period from Inception through June 30, 1998, Independent Auditor's Report dated as of July 24, 1998, and Notes to Financial Statements for the Jurika & Voyles Fund Group are incorporated in Part B by reference to Registrant's Annual Report to Shareholders for the fiscal year ended June 30, 1998.

     (b)  Exhibits:

          (1)  Agreement and Declaration of Trust.(1)

          (2)  By-Laws.(1)

          (3)  Voting Trust Agreement - Not applicable.

          (4)  Specimen Share Certificate - Not applicable.

          (5)  Form of Investment Management Agreement.(1)

          (6)  Form of Distribution Agreement.(2)

          (7)  Benefit Plan(s) - Not applicable.

          (8)  Form of Custodian Agreement.(2)

          (9) a.) Form of Administration Services Agreement.(2) b.) Form of Multiple Class Plan (4).
               c.) Shareholder Services Plan (4).

          (10) Consent and Opinion of Counsel as to legality of Shares.(3)

          (11) Consent of Independent Public Accountants. - filed herewith

          (12) Financial Statements omitted from Item 23 - Not applicable.

          (13) Form of Subscription Agreement.(2)

          (14) Model Retirement Plan Documents - Not applicable

          (15) Form of Share Marketing Plan.(4).

          (16) Performance Computation.(3).

          (17) Power of Attorney.(2)

          (27) Financial Data Schedule. - filed herewith



----------

(1) Incorporated by reference to the Form N-1A Registration Statement filed on July 21, 1994.

(2)  Incorporated by reference to Pre-Effective Amendment No. 2 to the Form N-1A
     Registration   Statement filed on September 16, 1994.

(3)  Incorporated by reference to Pre-Effective Amendment No. 3 to the Form N1-A
     Registration   Statement filed on September 26, 1994.

(4) Incorporated by reference to Post-Effective Amendment No. 7 to the Form N1-A Registration Statement filed on April 1, 1997.

Item 25.  Persons Controlled by or Under Common Control with Registrant.

          Jurika & Voyles, L.P. (The "Adviser") is the investment adviser to each series of the Registrant. The Adviser is affiliated with Nvest, L.P. ("Nvest"). Nvest is a publicly traded limited partnership affiliated with Metropolitan Life Insurance Company. Nvest is a holding company for several investment management firms including Loomis, Sayles & Company, L.P., Reich & Tang Asset Management, L.P., Copley Real Estate Advisors, Inc., Back Bay Advisors, L.P., Harris Associates, L.P., Vaughan, Nelson Scarborough & McConnell, L.P., and Westpeak Investment Advisors, L.P. Each of these investment management firms may manage investment companies.

Item 26.  Number of Holders of Securities

          As of July 31, 1998 there were 1,151 shareholders in the Mini-Cap Fund, 238 shareholders in the Value+Growth Fund and 316 shareholders in the Balanced Fund.

Item 27.  Indemnification

          Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

          Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser.

          Information about Jurika & Voyles is set forth in Part B under "Management of the Funds."

Item 29.  Principal Underwriter.

     (a) First Fund Distributors, Inc. is the principal underwriter for the following investment companies or series thereof:

               Advisors Series Trust
                    Allegiance Fund
                    Avatar Advantage Balanced Fund
                    Avatar Advantage Equity Allocation
                    Avatar Advantage Int'l Equity Fund
                    Chase Growth Fund
                    Edgar Lomax Value Fund
                    Information Tech 100 Fund
                    Kaminski Poland Fund
                    Liberty Freedom Fund - Class A
                    Liberty Freedom Fund - Class I
                    The Al Frank Fund
                    The Rockhaven Fund
                    The Rockhaven Premier Dividend Fund
                    Van Deventer & Hoch Amer. Val. Fund
               Brandes Investment Funds
               Guinness Flight Investment Funds
               Fleming Capital Mutual Fund Group, Inc.
               Fremont Mutual Funds, Inc.
               Kayne Anderson Mutual Funds
               Jurika & Voyles Fund Group
               Masters Select Investment Trust
               O'Shaughnessy Funds, Inc.
               PIC Investment Trust
               Professionally Managed Portfolios -
                    Academy Value Fund
                    Avondale Hester Total Return Fund
                    Boston Balanced Fund
                    Harris, Bretall, Sullivan & Smith Funds
                    Leonetti Balanced Fund
                    Lighthouse Contrarian Fund
                    Osterweis Fund
                    Perkins Discovery Fund
                    Perkins Opportunity Fund
                    PGP Korea Growth Fund
                    PGP Asia Growth Fund
                    ProConscience Womens Equity Fund
                    Pzena Focused Value Fund
                    RCB Funds
                    Titan Financial Services Fund
                    Trent Equity Fund
                    U.S. Global Leaders Growth Fund
               The Purisima Funds
               Rainier Investment Management Mutual Funds
               RNC Mutual Fund Group, Inc.

     (b) The following information is furnished with respect to the officers of First Fund Distributors, Inc.:


NAME AND PRINCIPAL         POSITION AND OFFICES WITH       POSITIONS AND OFFICES
BUSINESS ADDRESS*          FIRST FUND DISTRIBUTORS, INC.      WITH REGISTRANT
------------------         -----------------------------   ---------------------
Robert H. Wadsworth        President and Treasurer         Assistant Secretary

Steven J. Paggioli         Vice President and Secretary          None

Eric M. Banhazl            Vice President                  Assistant Treasurer

* The principal business address of persons and entities listed is 4455 East Camelback Road, Suite 261E, Phoenix, AZ 85018.

Item 30.  Location of Accounts and Records.

     The accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 will be kept by the Registrant's Transfer Agent, State Street Bank & Trust Co., 1776 Heritage, Quincy, Massachusetts 02171, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2)(iii), (4), (5), (6), (7), (9), (10) and (11) of Rule
31a-1(b)), which will be kept by the Registrant at 1999 Harrison Street, Suite 700, Oakland, California 94612.

Item 31.  Management Services.

          There are no management-related service contracts not discussed in Parts A and B.

Item 32.  Undertakings.

          (a) Registrant has undertaken to comply with Section 16(a) of the Investment Company Act of 1940, as amended, which requires the prompt convening of a meeting of shareholders to elect trustees to fill existing vacancies in the Registrant's Board of Trustees in the event that less than a majority of the trustees have been elected to such position by shareholders. Registrant has also undertaken promptly to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant's outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940, as amended.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California on the 28th day of October, 1998.


                                   Jurika & Voyles Fund Group



                                   By:  Karl Olof Mills*
                                        ------------------------
                                        Karl Olof Mills
                                        Chairman and Principal Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/Karl Olof Mills*               Chairman and Principal             October 28, 1998
-------------------               Executive Officer and Trustee
Karl Olof Mills

/s/Darlene T. DeRemer*            Trustee                            October 28, 1998
----------------------
Darlene T. DeRemer

/s/Bruce M. Mowat*                Trustee                            October 28, 1998
------------------
Bruce M. Mowat

/s/Robert E. Bond*                Trustee                            October 28, 1998
------------------
Robert E. Bond

/s/ William H. Plageman, Jr.      Trustee                            October 28, 1998
----------------------------
William H. Plageman, Jr.

/s/ Judy G. Barber                Trustee                            October 28, 1998
------------------
Judy G. Barber

/s/ Paul R. Witkay                Trustee                            October 28, 1998
------------------
Paul R. Witkay


* By:      /s/ Eric M. Banhazl
          -------------------------
          Eric M. Banhazl, pursuant
          to a Power of Attorney as filed
          with post-effective Amendment No. 2

                                   Exhibit(s) Index

Exhibit No.    Document                                                Page No.
-----------    --------                                                --------
(11)           Consent of Independent Public Accountants
(27)           Financial Data Schedules